(unaudited) Fourth Quarter 2020 Statistical Supplement Package 1 of 50

Ameriprise Financial, Inc. Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Retirement & Protection Solutions Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 25 Eliminations Adjusted Operating Income Statements ..................................................................................................... 26 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 28 Capital and Ratings Information................................................................................................................... 29 Investments................................................................................................................................................. 30 Non-GAAP Financial Information…................................................................................................................. 31 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 32 Glossary of Selected Terminology............................................................................................................... 33 Exhibit A Disclosed Items........................................................................................................................................... 36 Exhibit B Corporate & Other Segment Details............................................................................................................ 42 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 46 Exhibit D Revenue Detail by Product.......................................................................................................................... 49 Statistical Supplement Information Table of Contents 2 of 50

(unaudited) Fourth Quarter 2020 Statistical Supplement Package Consolidated Results 3 of 50

Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. Ameriprise Financial, Inc. Statistical Supplement Presentation Fourth Quarter 2020 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude net realized investment gains or losses, net of the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC"), unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and universal life (“UL”) insurance contracts), net of hedges and the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts (the impact on variable annuity and variable universal life (“VUL”) products for the difference between assumed and updated separate account investment performance on DAC, DSIC, unearned revenue amortization, reinsurance accrual and additional insurance benefit reserves); the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; gain or loss on disposal of a business that is not considered discontinued operations; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating CIEs, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. Management uses these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and for certain compensation-related matters. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6, page 15 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 46 and 47. 4 of 50

Ameriprise Financial, Inc.
Consolidated GAAP Income Statements
Fourth Quarter 2020

(in millions, except per share amounts, unaudited)	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Revenues													
Management and financial advice fees	$ 1,862	$ 1,770	$ 1,702	$ 1,893	$ 2,003	$ 7,015	$ 7,368	$ 141	8 %	$ 353	5 %	$ 110	6 %
Distribution fees	469	464	375	400	422	1,919	1,661	(47)	(10)%	(258)	(13)%	22	6 %
Net investment income	342	328	305	300	318	1,463	1,251	(24)	(7)%	(212)	(14)%	18	6 %
Premiums, policy and contract charges	359	395	272	353	375	2,224	1,395	16	4 %	(829)	(37)%	22	6 %
Other revenues	72	69	76	67	71	269	283	(1)	(1)%	14	5 %	4	6 %
Gain on disposal of business	213	-	-	-	-	213	-	(213)	#	(213)	#	-	-
Total revenues	3,317	3,026	2,730	3,013	3,189	13,103	11,958	(128)	(4)%	(1,145)	(9)%	176	6 %
Banking and deposit interest expense	30	25	18	10	6	136	59	(24)	(80)%	(77)	(57)%	(4)	(40)%
Total net revenues	3,287	3,001	2,712	3,003	3,183	12,967	11,899	(104)	(3)%	(1,068)	(8)%	180	6 %
Expenses													
Distribution expenses	991	995	940	1,028	1,096	3,810	4,059	105	11 %	249	7 %	68	7 %
Interest credited to fixed accounts	152	91	262	170	121	669	644	(31)	(20)%	(25)	(4)%	(49)	(29)%
Benefits, claims, losses and settlement expenses	728	(1,747)	1,467	1,104	982	2,576	1,806	254	35 %	(770)	(30)%	(122)	(11)%
Amortization of deferred acquisition costs	(7)	512	(248)	85	(72)	179	277	(65)	#	98	55 %	(157)	#
Interest and debt expense	50	46	41	37	38	214	162	(12)	(24)%	(52)	(24)%	1	3 %
General and administrative expense	839	753	776	763	828	3,287	3,120	(11)	(1)%	(167)	(5)%	65	9 %
Total expenses	2,753	650	3,238	3,187	2,993	10,735	10,068	240	9 %	(667)	(6)%	(194)	(6)%
Pretax income	534	2,351	(526)	(184)	190	2,232	1,831	(344)	(64)%	(401)	(18)%	374	#
Income tax provision	71	315	13	(44)	13	339	297	(58)	(82)%	(42)	(12)%	57	#
Net income	$ 463	$ 2,036	$ (539)	$ (140)	$ 177	$ 1,893	$ 1,534	$ (286)	(62)%	$ (359)	(19)%	$ 317	#
Net Investment Income													
Investment income on fixed maturities	$ 332	$ 322	$ 290	$ 275	$ 274	$ 1,378	$ 1,161	$ (58)	(17)%	$ (217)	(16)%	$ (1)	-
Realized investment gains (losses) [1]	(2)	(19)	(3)	4	8	(8)	(10)	10	#	(2)	(25)%	4	#
Affordable housing	(40)	(14)	(22)	(14)	(16)	(98)	(66)	24	60 %	32	33 %	(2)	(14)%
Other (including seed money)	30	22	23	13	31	97	89	1	3 %	(8)	(8)%	18	#
Consolidated investment entities	22	17	17	22	21	94	77	(1)	(5)%	(17)	(18)%	(1)	(5)%
Total net investment income	$ 342	$ 328	$ 305	$ 300	$ 318	$ 1,463	$ 1,251	$ (24)	(7)%	$ (212)	(14)%	$ 18	6 %
Earnings Per Share													
Basic earnings per share	$ 3.59	$ 16.11	$ (4.31)	$ (1.14)	$ 1.46	$ 14.12	$ 12.39	$ (2.13)	(59)%	$ (1.73)	(12)%	$ 2.60	#
Earnings per diluted share [2]	$ 3.53	$ 15.88	$ (4.31)	$ (1.14)	$ 1.43	$ 13.92	$ 12.20	$ (2.10)	(59)%	$ (1.72)	(12)%	$ 2.57	#
Earnings per diluted share growth	(6.1)%	NM	NM	NM	(59.5)%	(2.0)%	(12.4)%	(53.4)%		(12.4)%		NM	
Weighted average common shares outstanding													
Basic weighted average common shares outstanding	129.0	126.4	125.0	123.0	120.9	134.1	123.8	(8.1)	(6)%	(10.3)	(8)%	(2.1)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.3	1.8	1.2	1.9	2.5	1.9	1.9	0.2	9 %	-	-	0.6	32 %
Diluted weighted average common shares outstanding	131.3	128.2	126.2	124.9	123.4	136.0	125.7	(7.9)	(6)%	(10.3)	(8)%	(1.5)	(1)%
Metrics													
Net revenue growth	3.4 %	(3.8)%	(16.4)%	(9.5)%	(3.2)%	1.0 %	(8.2)%	(6.6)%		(9.2)%		6.3 %	
Pretax income margin	16.2 %	78.3 %	(19.4)%	(6.1)%	6.0 %	17.2 %	15.4 %	(10.2)%		(1.8)%		12.1 %	
Effective tax rate	13.2 %	13.4 %	(2.4)%	23.5 %	6.5 %	15.2 %	16.2 %	(6.7)%		1.0 %		(17.0)%	
Total equity / outstanding shares [3]	$ 45.04	$ 53.37	$ 52.50	$ 49.81	$ 48.89	$ 45.04	$ 48.89	$ 3.85	9 %	$ 3.85	9 %	$ (0.92)	(2)%
Total equity excluding AOCI / outstanding shares [4][5]	$ 42.98	$ 55.73	$ 49.32	$ 45.57	$ 43.65	$ 42.98	$ 43.65	$ 0.67	2 %	$ 0.67	2 %	$ (1.92)	(4)%

(1) Q1 2019 included a $5M impairment classified as restructuring costs related to the sale of Auto & Home.

(2) In Q2 2020 and Q3 2020, the diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

(3) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(5) See non-GAAP financial information on pg 31. Non-GAAP financial measure reconciliations can be found on pgs 46 and 47.

NM Not Meaningful

Variance equal to or greater than 100%.

5 of 50

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Fourth Quarter 2020

(in millions except per share amounts, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Revenues													
Total net revenues	$ 3,287	$ 3,001	$ 2,712	$ 3,003	$ 3,183	$ 12,967	$ 11,899	$ (104)	(3)%	$ (1,068)	(8)%	$ 180	6 %
Less net realized investment gains (losses) [1]	(2)	(20)	(3)	4	8	(6)	(11)	10	#	(5)	(83)%	4	#
Less market impact on non-traditional long-duration products [1]	8	55	(66)	1	20	-	10	12	#	10	-	19	#
Mean reversion related impacts [1]	-	(1)	1	-	-	-	-	-	-	-	-	-	-
Less market impact of hedges on investments	2	-	-	-	-	(35)	-	(2)	#	35	#	-	-
Less gain on disposal of business	213	-	-	-	-	213	-	(213)	#	(213)	#	-	-
Less integration/restructuring charges [2]	-	-	-	-	-	(3)	-	-	-	3	#	-	-
Less revenues attributable to the CIEs	21	16	15	21	19	88	71	(2)	(10)%	(17)	(19)%	(2)	(10)%
Adjusted operating total net revenues [3]	$ 3,045	$ 2,951	$ 2,765	$ 2,977	$ 3,136	$ 12,710	$ 11,829	$ 91	3 %	$ (881)	(7)%	$ 159	5 %
Earnings													
Net income	$ 463	$ 2,036	$ (539)	$ (140)	$ 177	$ 1,893	$ 1,534	$ (286)	(62)%	$ (359)	(19)%	$ 317	#
Less net realized investment gains (losses) [1,4]	(2)	(20)	(2)	4	8	(4)	(10)	10	#	(6)	#	4	#
Market impact on non-traditional long-duration products [1,4]	358	(1,783)	1,113	431	614	591	375	256	72 %	(216)	(37)%	183	42 %
Mean reversion related impacts [1,4]	(39)	61	(14)	(17)	(117)	(57)	(87)	(78)	#	(30)	(53)%	(100)	#
Market impact of hedges on investments [4]	(2)	-	-	-	-	35	-	2	#	(35)	#	-	-
Less gain on disposal of business [4]	213	-	-	-	-	213	-	(213)	#	(213)	#	-	-
Integration/restructuring charges [2,4]	6	1	2	1	-	17	4	(6)	#	(13)	(76)%	(1)	#
Less net income (loss) attributable to the CIEs	1	(2)	-	-	5	1	3	4	#	2	#	5	-
Tax effect of adjustments [5]	(23)	357	(231)	(87)	(102)	(79)	(63)	(79)	#	16	20 %	(15)	(17)%
Adjusted operating earnings [3]	$ 551	$ 694	$ 333	$ 184	$ 559	$ 2,190	$ 1,770	$ 8	1 %	$ (420)	(19)%	$ 375	#
Pretax Earnings													
Pretax income	$ 534	$ 2,351	$ (526)	$ (184)	$ 190	$ 2,232	$ 1,831	$ (344)	(64)%	$ (401)	(18)%	$ 374	#
Less net realized investment gains (losses) [1]	(2)	(20)	(2)	4	8	(4)	(10)	10	#	(6)	#	4	#
Market impact on non-traditional long-duration products [1]	358	(1,783)	1,113	431	614	591	375	256	72 %	(216)	(37)%	183	42 %
Mean reversion related impacts [1]	(39)	61	(14)	(17)	(117)	(57)	(87)	(78)	#	(30)	(53)%	(100)	#
Market impact of hedges on investments	(2)	-	-	-	-	35	-	2	#	(35)	#	-	-
Less gain on disposal of business [4]	213	-	-	-	-	213	-	(213)	#	(213)	#	-	-
Integration/restructuring charges [2]	6	1	2	1	-	17	4	(6)	#	(13)	(76)%	(1)	#
Less pretax income (loss) attributable to the CIEs	1	(2)	-	-	6	1	4	5	#	3	#	6	-
Pretax adjusted operating earnings [3]	$ 645	$ 652	$ 577	$ 227	$ 673	$ 2,608	$ 2,129	$ 28	4 %	$ (479)	(18)%	$ 446	#
Pretax Adjusted Operating Margin [3,6]	21.2%	22.1%	20.9%	7.6%	21.5%	20.5%	18.0%	0.3 %		(2.5)%		13.9 %	
Adjusted Operating Effective Tax Rate [3,7]	14.6 %	(6.4)%	42.3 %	18.9%	16.9 %	16.0%	16.9 %	2.3 %		0.9 %		(2.0)%	
Weighted Average Common Shares Outstanding													
Basic	129.0	126.4	125.0	123.0	120.9	134.1	123.8	(8.1)	(6)%	(10.3)	(8)%	(2.1)	(2)%
Diluted	131.3	128.2	126.2	124.9	123.4	136.0	125.7	(7.9)	(6)%	(10.3)	(8)%	(1.5)	(1)%
Adjusted Operating Earnings Per Share [3]													
Basic adjusted operating earnings per share	$ 4.27	$ 5.49	$ 2.66	$ 1.50	$ 4.62	$ 16.33	$ 14.30	$ 0.35	8 %	$ (2.03)	(12)%	$ 3.12	#
Adjusted operating earnings per diluted share	$ 4.20	$ 5.41	$ 2.64	$ 1.47	$ 4.53	$ 16.10	$ 14.08	$ 0.33	8 %	$ (2.02)	(13)%	$ 3.06	#
Return on Equity													
Return on equity excluding AOCI [3,7]	33.1 %	59.5 %	41.7 %	30.6 %	26.1 %	33.1 %	26.1 %	(7.0)%		(7.0)%		(4.5)%	
Adjusted operating return on equity excluding AOCI [3,7]	38.3 %	39.7 %	35.6 %	29.6 %	30.2 %	38.3 %	30.2 %	(8.1)%		(8.1)%		0.6 %	

(1) Adjusted operating adjustments for net realized investment gains (losses), market impact on non-traditional long-duration products, mean reversion related impacts are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2) Q1 2019 included a $5M impairment classified as restructuring costs related to the sale of Auto & Home.

(3) See non-GAAP financial information on pg 31.

(4) Pretax adjusted operating adjustments.

(5) Calculated using the statutory tax rate of 21%.

(6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

(7) Non-GAAP financial measure reconciliations can be found on pg 46 and 47.

Variance equal to or greater than 100%.

6 of 50

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Fourth Quarter 2020

(in millions except per share amounts, headcount and where noted, unaudited)	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Book Value													
Total equity excluding CIEs / outstanding shares [1][2]	$ 45.03	$ 53.36	$ 52.46	$ 49.77	$ 48.87	$ 45.03	$ 48.87	$ 3.84	9 %	$ 3.84	9 %	$ (0.90)	(2)%
Total equity excluding CIEs and AOCI / outstanding shares [1][3]	$ 42.97	$ 55.73	$ 49.33	$ 45.57	$ 43.61	$ 42.97	$ 43.61	$ 0.64	1 %	$ 0.64	1 %	$ (1.96)	(4)%
Adjusted Operating Metrics													
Adjusted operating earnings per diluted share growth: Target 12 - 15%	10.5 %	44.3 %	(35.0)%	(64.3)%	7.9 %	10.0 %	(12.5)%	(2.6)%		(22.5)%		72.2 %	
Adjusted operating return on equity excluding AOCI: Target 30%+ [1]	38.3 %	39.7 %	35.6 %	29.6 %	30.2 %	38.3 %	30.2 %	(8.1)%		(8.1)%		0.6 %	
Debt to Capital													
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital [4]	35.1 %	25.9 %	30.4 %	31.8 %	32.5 %	35.1 %	32.5 %	(2.6)%		(2.6)%		0.7 %	
Goodwill and Intangible Assets	$ 1,990	$ 1,967	$ 1,967	$ 1,977	$ 1,992	$ 1,990	$ 1,992	$ 2	-	$ 2	-	$ 15	1 %
Assets Under Management and Administration													
Advice & Wealth Management AUM	$ 315,201	$ 273,072	$ 314,820	$ 336,966	$ 376,811	$ 315,201	$ 376,811	$ 61,610	20 %	$ 61,610	20 %	$ 39,845	12 %
Asset Management AUM	494,181	426,163	476,121	498,004	546,613	494,181	546,613	52,432	11 %	52,432	11 %	48,609	10 %
Corporate AUM	49	48	71	65	82	49	82	33	67 %	33	67 %	17	26 %
Eliminations	(31,358)	(27,923)	(31,928)	(34,128)	(37,483)	(31,358)	(37,483)	(6,125)	(20)%	(6,125)	(20)%	(3,355)	(10)%
Total Assets Under Management	778,073	671,360	759,084	800,907	886,023	778,073	886,023	107,950	14 %	107,950	14 %	85,116	11 %
Total Assets Under Administration	195,376	167,760	187,696	197,699	216,066	195,376	216,066	20,690	11 %	20,690	11 %	18,367	9 %
Total AUM and AUA	$ 973,449	$ 839,120	$ 946,780	$ 998,606	$ 1,102,089	$ 973,449	$ 1,102,089	$ 128,640	13 %	$ 128,640	13 %	$ 103,483	10 %
Business Metrics													
AWM total client assets	$ 643,046	$ 559,808	$ 630,202	$ 666,800	$ 732,171	$ 643,046	$ 732,171	$ 89,125	14 %	$ 89,125	14 %	$ 65,371	10 %
Total financial advisors	9,871	9,878	9,894	9,905	9,922	9,871	9,922	51	1 %	51	1 %	17	-
Net Flows and Net Deposits													
Advisor wrap	$ 4,359	$ 6,111	$ 4,916	$ 5,169	$ 7,929	$ 17,624	$ 24,125	$ 3,570	82 %	$ 6,501	37 %	$ 2,760	53 %
Asset Management	$ 3,348	$ (2,359)	$ 2,597	$ (1,551)	$ 6,984	$ (7,087)	$ 5,671	$ 3,636	#	$ 12,758	#	$ 8,535	#
Annuities [5]	$ (931)	$ (906)	$ (591)	$ (600)	$ (609)	$ (3,849)	$ (2,706)	$ 322	35 %	$ 1,143	30 %	$ (9)	(2)%
Variable universal life / Universal life	$ (52)	$ (77)	$ (69)	$ (63)	$ (40)	$ (265)	$ (249)	$ 12	23 %	$ 16	6 %	$ 23	37 %
S&P 500													
Daily average	3,089	3,069	2,927	3,316	3,555	2,914	3,218	466	15 %	304	10 %	239	7 %
Period end	3,231	2,585	3,100	3,363	3,756	3,231	3,756	525	16 %	525	16 %	393	12 %
Weighted Equity Index (WEI) [6]													
Daily average	2,152	2,111	1,975	2,234	2,414	2,045	2,184	262	12 %	139	7 %	180	8 %
Period end	2,247	1,753	2,099	2,255	2,573	2,247	2,573	326	15 %	326	15 %	318	14 %

(1) See non-GAAP financial information on pg 31. Non-GAAP financial measure reconciliations can be found on pages 46 and 47.
(2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.
(5) Excludes payout annuities.
(6) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.
Variance equal to or greater than 100%.

7 of 50

Ameriprise Financial, Inc.
Common Share and Capital Summary
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Common shares													
Beginning balance	127.4	123.9	122.3	120.6	118.6	136.3	123.9	(8.8)	(7)%	(12.4)	(9)%	(2.0)	(2)%
Repurchases	(3.6)	(2.5)	(1.7)	(2.1)	(2.1)	(13.4)	(8.4)	1.5	42 %	5.0	37 %	-	-
Issuances	0.3	1.8	-	0.3	1.0	1.8	3.1	0.7	#	1.3	72 %	0.7	#
Other	(0.2)	(0.9)	-	(0.2)	(0.7)	(0.8)	(1.8)	(0.5)	#	(1.0)	#	(0.5)	#
Total common shares outstanding	123.9	122.3	120.6	118.6	116.8	123.9	116.8	(7.1)	(6)%	(7.1)	(6)%	(1.8)	(2)%
Restricted stock units	3.3	3.1	3.2	3.2	3.2	3.3	3.2	(0.1)	(3)%	(0.1)	(3)%	-	-
Total basic common shares outstanding	127.2	125.4	123.8	121.8	120.0	127.2	120.0	(7.2)	(6)%	(7.2)	(6)%	(1.8)	(1)%
Total potentially dilutive shares	2.6	0.9	1.8	1.9	2.5	2.6	2.5	(0.1)	(4)%	(0.1)	(4)%	0.6	32 %
Total diluted shares	129.8	126.3	125.6	123.7	122.5	129.8	122.5	(7.3)	(6)%	(7.3)	(6)%	(1.2)	(1)%
Capital Returned to Shareholders													
Dividends paid	$ 128	$ 126	$ 131	$ 129	$ 126	$ 518	$ 512	$ (2)	(2)%	$ (6)	(1)%	$ (3)	(2)%
Common stock share repurchases	$ 561	$ 386	$ 251	$ 319	$ 376	$ 1,899	$ 1,332	$ (185)	(33)%	$ (567)	(30)%	$ 57	18 %
Allocated Capital [(1)]													
Advice & Wealth Management	$ 977	$ 1,053	$ 1,172	$ 1,220	$ 1,278	$ 977	$ 1,278	$ 301	31 %	$ 301	31 %	$ 58	5 %
Asset Management	1,838	1,818	1,831	1,838	1,856	1,838	1,856	18	1 %	18	1 %	18	1 %
Retirement and Protection Solutions	1,561	1,737	1,576	1,523	1,529	1,561	1,529	(32)	(2)%	(32)	(2)%	6	-
Corporate & Other	4,140	4,681	4,328	3,770	3,370	4,140	3,370	(770)	(19)%	(770)	(19)%	(400)	(11)%
Total allocated capital	$ 8,516	$ 9,289	$ 8,907	$ 8,351	$ 8,033	$ 8,516	$ 8,033	$ (483)	(6)%	$ (483)	(6)%	$ (318)	(4)%

(1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

Variance equal to or greater than 100%.

8 of 50

Statistical Supplement Package (unaudited) Fourth Quarter 2020 Segment Results 9 of 50

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Segment Summary													
Advice & Wealth Management													
Adjusted operating total net revenues	$ 1,710	$ 1,695	$ 1,537	$ 1,667	$ 1,776	$ 6,599	$ 6,675	$ 66	4 %	$ 76	1 %	$ 109	7 %
Adjusted operating expenses	1,323	1,317	1,266	1,347	1,424	5,090	5,354	101	8 %	264	5 %	77	6 %
Pretax adjusted operating earnings	$ 387	$ 378	$ 271	$ 320	$ 352	$ 1,509	$ 1,321	$ (35)	(9)%	$ (188)	(12)%	$ 32	10 %
Allocated capital	$ 977	$ 1,053	$ 1,172	$ 1,220	$ 1,278	$ 977	$ 1,278	$ 301	31 %	$ 301	31 %	$ 58	5 %
Adjusted operating return on allocated capital [1]	150.9 %	153.0 %	124.2 %	107.7 %	97.4 %	150.9 %	97.4 %	(53.5)%		(53.5)%		(10.3)%	
Pretax adjusted operating margin	22.6 %	22.3 %	17.6 %	19.2 %	19.8 %	22.9 %	19.8 %	(2.8)%		(3.1)%		0.6 %	
Asset Management													
Adjusted operating total net revenues	$ 770	$ 686	$ 668	$ 739	$ 798	$ 2,913	$ 2,891	$ 28	4 %	$ (22)	(1)%	$ 59	8 %
Adjusted operating expenses	592	529	527	541	597	2,252	2,194	5	1 %	(58)	(3)%	56	10 %
Pretax adjusted operating earnings	$ 178	$ 157	$ 141	$ 198	$ 201	$ 661	$ 697	$ 23	13 %	$ 36	5 %	$ 3	2 %
Allocated capital	$ 1,838	$ 1,818	$ 1,831	$ 1,838	$ 1,856	$ 1,838	$ 1,856	$ 18	1 %	$ 18	1 %	$ 18	1 %
Adjusted operating return on allocated capital [1]	30.2 %	32.8 %	29.9 %	30.6 %	31.4 %	30.2 %	31.4 %	1.2 %		1.2 %		0.8 %	
Pretax adjusted operating margin	23.1 %	22.9 %	21.1 %	26.8 %	25.2 %	22.7 %	24.1 %	2.1 %		1.4 %		(1.6)%	
Adjusted operating total net revenues	$ 770	$ 686	$ 668	$ 739	$ 798	$ 2,913	$ 2,891	$ 28	4 %	$ (22)	(1)%	$ 59	8 %
Distribution pass thru revenues	(193)	(186)	(177)	(193)	(205)	(747)	(761)	(12)	(6)%	(14)	(2)%	(12)	(6)%
Subadvisory and other pass thru revenues	(85)	(78)	(76)	(74)	(94)	(330)	(322)	(9)	(11)%	8	2 %	(20)	(27)%
Net adjusted operating revenues [2]	$ 492	$ 422	$ 415	$ 472	$ 499	$ 1,836	$ 1,808	$ 7	1 %	$ (28)	(2)%	$ 27	6 %
Pretax adjusted operating earnings	$ 178	$ 157	$ 141	$ 198	$ 201	$ 661	$ 697	$ 23	13 %	$ 36	5 %	$ 3	2 %
Adjusted operating net investment income	(4)	-	(1)	6	(8)	(15)	(3)	(4)	#	12	80 %	(14)	#
Amortization of intangibles	4	3	3	3	4	21	13	-	-	(8)	(38)%	1	33 %
Net adjusted operating earnings [2]	$ 178	$ 160	$ 143	$ 207	$ 197	$ 667	$ 707	$ 19	11 %	$ 40	6 %	$ (10)	(5)%
Net pretax adjusted operating margin [2][3]	36.2 %	37.9 %	34.5 %	43.9 %	39.5 %	36.3 %	39.1 %	3.3 %		2.8 %		(4.4)%	
Retirement and Protection Solutions													
Adjusted operating total net revenues	$ 786	$ 759	$ 755	$ 781	$ 799	$ 3,123	$ 3,094	$ 13	2 %	$ (29)	(1)%	$ 18	2 %
Adjusted operating expenses	607	592	533	870	619	2,399	2,614	12	2 %	215	9 %	(251)	(29)%
Pretax adjusted operating earnings	$ 179	$ 167	$ 222	$ (89)	$ 180	$ 724	$ 480	$ 1	1 %	$ (244)	(34)%	$ 269	#
Allocated capital	$ 1,561	$ 1,737	$ 1,576	$ 1,523	$ 1,529	$ 1,561	$ 1,529	$ (32)	(2)%	$ (32)	(2)%	$ 6	-
Adjusted operating return on allocated capital [1]	38.3 %	39.1 %	37.4 %	24.3 %	24.2 %	38.3 %	24.2 %	(14.1)%		(14.1)%		(0.1)%	
Pretax adjusted operating margin	22.8 %	22.0 %	29.4 %	(11.4)%	22.5 %	23.2 %	15.5 %						
Corporate & Other													
Corporate excluding Long Term Care, Fixed Annuities and Auto & Home pretax adjusted operating loss	$ (103)	$ (52)	$ (77)	$ (58)	$ (79)	$ (333)	$ (266)	$ 24	23 %	$ 67	20 %	$ (21)	(36)%
Long Term Care pretax adjusted operating earnings (loss)	$ (2)	$ 2	$ 17	$ (135)	$ 21	$ -	$ (95)	$ 23	#	$ (95)	-	$ 156	#
Fixed Annuities pretax adjusted operating earnings (loss)	$ 6	$ -	$ 3	$ (9)	$ (2)	$ 34	$ (8)	$ (8)	#	$ (42)	N/A	$ 7	78 %
Auto & Home pretax adjusted operating earnings (loss) [4]	N/A	N/A	N/A	N/A	N/A	$ 13	N/A	N/A	N/A	N/A		N/A	N/A

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) See non-GAAP financial information on pg 31.

(3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

(4) Auto & Home business sold as of October 1, 2019 to American Family Insurance

Variance equal to or greater than 100%.

10 of 50

Statistical Supplement Package Advice & Wealth Management Segment (unaudited) Fourth Quarter 2020 11 of 50

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Advice & Wealth Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 1,025	$ 1,024	$ 969	$ 1,077	$ 1,141	$ 3,841	$ 4,211	$ 116	11 %	$ 370	10 %	$ 64	6 %
Distribution fees	562	548	453	479	522	2,281	2,002	(40)	(7)%	(279)	(12)%	43	9 %
Net investment income	101	100	77	70	66	411	313	(35)	(35)%	(98)	(24)%	(4)	(6)%
Premiums, policy and contract charges	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	52	48	56	51	53	202	208	1	2 %	6	3 %	2	4 %
Total revenues	1,740	1,720	1,555	1,677	1,782	6,735	6,734	42	2 %	(1)	-	105	6 %
Banking and deposit interest expense	30	25	18	10	6	136	59	(24)	(80)%	(77)	(57)%	(4)	(40)%
Adjusted operating total net revenues	1,710	1,695	1,537	1,667	1,776	6,599	6,675	66	4 %	76	1 %	109	7 %
Expenses													
Distribution expenses	970	970	913	998	1,065	3,714	3,946	95	10 %	232	6 %	67	7 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	2	3	3	2	11	10	(1)	(33)%	(1)	(9)%	(1)	(33)%
General and administrative expense	350	345	350	346	357	1,365	1,398	7	2 %	33	2 %	11	3 %
Adjusted operating expenses	1,323	1,317	1,266	1,347	1,424	5,090	5,354	101	8 %	264	5 %	77	6 %
Pretax adjusted operating earnings	$ 387	$ 378	$ 271	$ 320	$ 352	$ 1,509	$ 1,321	$ (35)	(9)%	$ (188)	(12)%	$ 32	10 %
Pretax adjusted operating margin	22.6 %	22.3 %	17.6 %	19.2 %	19.8 %	22.9 %	19.8 %	(2.8)%		(3.1)%		0.6 %	
Return on Capital													
Allocated capital	$ 977	$ 1,053	$ 1,172	$ 1,220	$ 1,278	$ 977	$ 1,278	$ 301	31 %	$ 301	31 %	$ 58	5 %
Adjusted operating return on allocated capital (1)	150.9 %	153.0 %	124.2 %	107.7 %	97.4 %	150.9 %	97.4 %	(53.5)%		(53.5)%		(10.3)%	
Brokerage Cash and Certificates Balances													
On-balance sheet (Net Investment Income)													
On-balance sheet - broker dealer	$ 3,141	$ 3,517	$ 3,332	$ 3,345	$ 3,487	$ 3,141	$ 3,487	$ 346	11 %	$ 346	11 %	$ 142	4 %
On-balance sheet - bank	3,788	6,160	5,298	6,320	7,405	3,788	7,405	3,617	95 %	3,617	95 %	1,085	17 %
On-balance sheet - certificate	7,522	7,336	7,451	7,165	6,760	7,522	6,760	(762)	(10)%	(762)	(10)%	(405)	(6)%
Total on-balance sheet	14,451	17,013	16,081	16,830	17,652	14,451	17,652	3,201	22 %	3,201	22 %	822	5 %
Off-balance sheet (Distribution Fees)													
Off-balance sheet - broker dealer	18,470	22,988	22,498	22,591	23,842	18,470	23,842	5,372	29 %	5,372	29 %	1,251	
Total Brokerage cash and certificates balances	$ 32,921	$ 40,001	$ 38,579	$ 39,421	$ 41,494	$ 32,921	$ 41,494	$ 8,573	26 %	$ 8,573	26 %	$ 2,073	5 %
Gross Fee Yield													
On-balance sheet - broker dealer	1.98 %	1.17 %	0.10 %	0.11 %	0.11 %	2.67 %	0.36 %	(1.9)%		(2.3)%		(0.0)%	
On-balance sheet - bank	2.45 %	2.15 %	1.65 %	1.53 %	1.45 %	2.32 %	1.63 %	(1.0)%		(0.7)%		(0.1)%	
On-balance sheet - certificate	2.55 %	2.43 %	1.83 %	1.45 %	1.32 %	2.80 %	1.77 %	(1.2)%		(1.0)%		(0.1)%	
Off-balance sheet - broker dealer	1.79 %	1.40 %	0.27 %	0.29 %	0.29 %	2.09 %	0.53 %	(1.5)%		(1.6)%		0.0 %	
Weighted Average Gross Fee Yield (2)	2.07 %	1.72 %	0.79 %	0.71 %	0.69 %	2.32 %	0.95 %	(1.4)%		(1.4)%		(0.0)%	

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Gross Fee yield represents annualized gross fee revenue earned on average interest-bearing balances for the period noted.

12 of 50

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Fourth Quarter 2020

(in millions, except headcount and where noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Product Information													
Certificates and Banking - Combined													
Pretax adjusted operating earnings	$ 18	$ 17	$ 18	$ 17	$ 21	$ 66	$ 73	$ 3	17 %	$ 7	11 %	$ 4	24 %
Allocated capital	$ 650	$ 742	$ 856	$ 907	$ 960	$ 650	$ 960	$ 310	48 %	$ 310	48 %	$ 53	6 %
Adjusted operating return on allocated capital (1)	10.6 %	10.3 %	8.6 %	7.7 %	7.3 %	10.6 %	7.3 %	(3.3)%		(3.3)%		(0.4)%	
Wealth Management & Distribution													
Pretax adjusted operating earnings	$ 369	$ 361	$ 253	$ 303	$ 331	$ 1,443	$ 1,248	$ (38)	(10)%	$ (195)	(14)%	$ 28	9 %
Allocated capital	$ 327	$ 311	$ 316	$ 313	$ 318	$ 327	$ 318	$ (9)	(3)%	$ (9)	(3)%	$ 5	2 %
Adjusted operating return on allocated capital (1)	384.4 %	418.9 %	369.2 %	345.5 %	331.5 %	384.4 %	331.5 %	(52.9)%		(52.9)%		(14.0)%	
Financial Advisors													
Employee advisors (2)	2,131	2,102	2,116	2,123	2,117	2,131	2,117	(14)	(1)%	(14)	(1)%	(6)	-
Franchisee advisors	7,740	7,776	7,778	7,782	7,805	7,740	7,805	65	1 %	65	1 %	23	-
Total financial advisors	9,871	9,878	9,894	9,905	9,922	9,871	9,922	51	1 %	51	1 %	17	-
Adjusted operating total net revenues per financial advisor (in thousands) (3)	$ 173	$ 172	$ 155	$ 168	$ 179	$ 664	$ 674	$ 6	3 %	$ 10	2 %	$ 11	7 %
Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4)	$ 664	$ 680	$ 669	$ 668	$ 674	$ 664	$ 674	$ 10	2 %	$ 10	2 %	$ 6	1 %
Advisor Retention													
Employee	91.2 %	90.2 %	90.9 %	91.9 %	92.1 %	91.2 %	92.1 %	0.9 %		0.9 %		0.2 %	
Franchisee	92.8 %	92.8 %	93.4 %	93.6 %	94.0 %	92.8 %	94.0 %	1.2 %		1.2 %		0.4 %	
AWM Total Client Assets	$ 643,046	$ 559,808	$ 630,202	$ 666,800	$ 732,171	$ 643,046	$ 732,171	$ 89,125	14 %	$ 89,125	14 %	$ 65,371	10 %
Total Wrap Accounts													
Beginning assets	$ 298,063	$ 317,536	$ 275,505	$ 317,615	$ 339,950	$ 251,486	$ 317,536	$ 41,887	14 %	$ 66,050	26 %	$ 22,335	7 %
Other net flows	4,359	6,111	4,916	5,169	7,929	17,624	24,125	3,570	82 %	6,501	37 %	2,760	53 %
Net flows	4,359	6,111	4,916	5,169	7,929	17,624	24,125	3,570	82 %	6,501	37 %	2,760	53 %
Market appreciation (depreciation) and other	15,114	(48,142)	37,194	17,166	32,134	48,426	38,352	17,020	#	(10,074)	(21)%	14,968	87 %
Total wrap ending assets	$ 317,536	$ 275,505	$ 317,615	$ 339,950	$ 380,013	$ 317,536	$ 380,013	$ 62,477	20 %	$ 62,477	20 %	$ 40,063	12 %
Advisory wrap account assets ending balance (5)	$ 314,281	$ 272,263	$ 313,898	$ 335,980	$ 375,657	$ 314,281	$ 375,657	$ 61,376	20 %	$ 61,376	20 %	$ 39,677	12 %

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) IPI advisors are being included in the employee advisor count.

(3) Year-to-date is sum of current and prior quarters for the year under review.

(4) Trailing twelve months is the sum of the last four quarters.

(5) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. Beginning Q4 2019, all advisory fee billing is calculated in advance on a monthly basis using point-in-time assets. Prior to Q4 2019, some advisory accounts billed in arrears on a quarterly or monthly basis using average daily assets.

Variance equal to or greater than 100%.

13 of 50

Statistical Supplement Package Asset Management Segment (unaudited) Fourth Quarter 2020 14 of 50

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Asset Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 661	$ 583	$ 570	$ 641	$ 681	$ 2,488	$ 2,475	$ 20	3 %	$ (13)	(1)%	$ 40	6 %
Distribution fees	105	103	96	104	108	408	411	3	3 %	3	1 %	4	4 %
Net investment income	4	-	1	(6)	8	15	3	4	#	(12)	(80)%	14	#
Premiums, policy and contract charges	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	1	-	1	2	2	1	-	-	-	1	-
Total revenues	770	686	668	739	798	2,913	2,891	28	4 %	(22)	(1)%	59	8 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	770	686	668	739	798	2,913	2,891	28	4 %	(22)	(1)%	59	8 %
Expenses													
Distribution expenses	239	231	220	240	254	928	945	15	6 %	17	2 %	14	6 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	2	3	3	2	3	9	11	1	50 %	2	22 %	1	50 %
Interest and debt expense	6	1	1	2	1	25	5	(5)	(83)%	(20)	(80)%	(1)	(50)%
General and administrative expense	345	294	303	297	339	1,290	1,233	(6)	(2)%	(57)	(4)%	42	14 %
Adjusted operating expenses	592	529	527	541	597	2,252	2,194	5	1 %	(58)	(3)%	56	10 %
Pretax adjusted operating earnings	$ 178	$ 157	$ 141	$ 198	$ 201	$ 661	$ 697	$ 23	13 %	$ 36	5 %	$ 3	2 %
Pretax adjusted operating margin	23.1 %	22.9 %	21.1 %	26.8 %	25.2 %	22.7 %	24.1 %	2.1 %		1.4 %		(1.6)%	
Adjusted operating total net revenues	$ 770	$ 686	$ 668	$ 739	$ 798	$ 2,913	$ 2,891	$ 28	4 %	$ (22)	(1)%	$ 59	8 %
Distribution pass thru revenues	(193)	(186)	(177)	(193)	(205)	(747)	(761)	(12)	(6)%	(14)	(2)%	(12)	(6)%
Subadvisory and other pass thru revenues	(85)	(78)	(76)	(74)	(94)	(330)	(322)	(9)	(11)%	8	2 %	(20)	(27)%
Net adjusted operating revenues [1]	$ 492	$ 422	$ 415	$ 472	$ 499	$ 1,836	$ 1,808	$ 7	1 %	$ (28)	(2)%	$ 27	6 %
Pretax adjusted operating earnings	$ 178	$ 157	$ 141	$ 198	$ 201	$ 661	$ 697	$ 23	13 %	$ 36	5 %	$ 3	2 %
Adjusted operating net investment income	(4)	-	(1)	6	(8)	(15)	(3)	(4)	#	12	80 %	(14)	#
Amortization of intangibles	4	3	3	3	4	21	13	-	-	(8)	(38)%	1	33 %
Net adjusted operating earnings [1]	$ 178	$ 160	$ 143	$ 207	$ 197	$ 667	$ 707	$ 19	11 %	$ 40	6 %	$ (10)	(5)%
Net pretax adjusted operating margin [1][2]	36.2 %	37.9 %	34.5 %	43.9 %	39.5 %	36.3 %	39.1 %	3.3 %		2.8 %		(4.4)%	
Performance Fees [3]													
Performance fees	$ 41	$ -	$ 1	$ -	$ 17	$ 92	$ 18	$ (24)	(59)%	$ (74)	(80)%	$ 17	-
Performance fee related general and administrative expense	22	-	-	-	4	40	4	(18)	(82)%	(36)	(90)%	4	-
Net performance fees	$ 19	$ -	$ 1	$ -	$ 13	$ 52	$ 14	$ (6)	(32)%	$ (38)	(73)%	$ 13	-
Return on Capital													
Allocated capital	$ 1,838	$ 1,818	$ 1,831	$ 1,838	$ 1,856	$ 1,838	$ 1,856	$ 18	1 %	$ 18	1 %	$ 18	1 %
Adjusted operating return on allocated capital [4]	30.2 %	32.8 %	29.9 %	30.6 %	31.4 %	30.2 %	31.4 %	1.2 %		1.2 %		0.8 %	

[1] See non-GAAP financial information on pg 31.
[2] Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.
[3] Performance fees do not include CLO incentive fees.
[4] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.
Variance equal to or greater than 100%.

15 of 50

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Total Managed Assets by Type													
Equity	$ 271,149	$ 210,463	$ 251,362	$ 264,840	$ 302,563	$ 271,149	$ 302,563	$ 31,414	12 %	$ 31,414	12 %	$ 37,723	14 %
Fixed income	179,210	174,012	183,061	188,844	196,501	179,210	196,501	17,291	10 %	17,291	10 %	7,657	4 %
Money market	5,634	4,947	4,997	5,076	5,899	5,634	5,899	265	5 %	265	5 %	823	16 %
Alternative	3,093	2,745	3,148	3,465	3,623	3,093	3,623	530	17 %	530	17 %	158	5 %
Hybrid and other	35,095	33,996	33,553	35,779	38,027	35,095	38,027	2,932	8 %	2,932	8 %	2,248	6 %
Total managed assets by type	$ 494,181	$ 426,163	$ 476,121	$ 498,004	$ 546,613	$ 494,181	$ 546,613	$ 52,432	11 %	$ 52,432	11 %	$ 48,609	10 %
Average Managed Assets by Type [1]													
Equity	$ 260,719	$ 246,757	$ 235,797	$ 264,206	$ 279,128	$ 251,472	$ 259,763	$ 18,409	7 %	$ 8,291	3 %	$ 14,922	6 %
Fixed income	178,194	181,159	178,986	187,171	192,196	171,246	185,547	14,002	8 %	14,301	8 %	5,025	3 %
Money market	5,252	4,745	5,121	5,100	5,397	5,112	5,109	145	3 %	(3)	-	297	6 %
Alternative	3,084	3,030	2,956	3,340	3,512	3,122	3,231	428	14 %	109	3 %	172	5 %
Hybrid and other	34,292	35,397	33,457	35,422	36,748	33,892	35,443	2,456	7 %	1,551	5 %	1,326	4 %
Total average managed assets by type	$ 481,541	$ 471,088	$ 456,317	$ 495,239	$ 516,981	$ 464,844	$ 489,093	$ 35,440	7 %	$ 24,249	5 %	$ 21,742	4 %
Model delivery AUA flows [2]	$ 233	$ 66	$ 315	$ 299	$ 226	$ 1,644	$ 906	$ (7)	(3)%	$ (738)	(45)%	$ (73)	(24)%
Total Assets Under Advisement [3]	$ 11,707	$ 12,796	$ 10,454	$ 12,714	$ 13,929	$ 11,707	$ 13,929	$ 2,222	19 %	$ 2,222	19 %	$ 1,215	10 %

(1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period.
(2) Estimated flows based on the period to period change in assets less calculated performance based on strategy returns. Flows are presented on a one-quarter lag.
(3) Assets are presented on a one-quarter lag.

16 of 50

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons				Seq Qtr Chg - 4Q	
								Qtr Chg - 4Q		YTD Chg - 4Q			
	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward													
Global Retail Funds													
Beginning assets	$ 271,409	$ 287,452	$ 239,038	$ 274,136	$ 289,922	$ 247,943	$ 287,452	$ 18,513	7 %	$ 39,509	16 %	$ 15,786	6 %
Inflows	12,826	17,371	15,925	14,498	16,922	46,939	64,716	4,096	32 %	17,777	38 %	2,424	17 %
Outflows	(12,817)	(20,028)	(14,231)	(13,192)	(14,518)	(53,793)	(61,969)	(1,701)	(13)%	(8,176)	(15)%	(1,326)	(10)%
Net VP/VIT fund flows	(640)	(737)	(625)	(691)	(840)	(2,743)	(2,893)	(200)	(31)%	(150)	(5)%	(149)	(22)%
Net new flows	(631)	(3,394)	1,069	615	1,564	(9,597)	(146)	2,195	#	9,451	98 %	949	#
Reinvested dividends	5,664	502	1,983	1,375	6,219	9,705	10,079	555	10 %	374	4 %	4,844	#
Net flows	5,033	(2,892)	3,052	1,990	7,783	108	9,933	2,750	55 %	9,825	#	5,793	#
Distributions	(6,480)	(669)	(2,266)	(1,540)	(7,088)	(11,306)	(11,563)	(608)	(9)%	(257)	(2)%	(5,548)	#
Market appreciation (depreciation) and other	15,743	(43,485)	34,278	13,848	30,847	50,236	35,488	15,104	96 %	(14,748)	(29)%	16,999	#
Foreign currency translation [1]	1,747	(1,368)	34	1,488	2,019	471	2,173	272	16 %	1,702	#	531	36 %
Total ending assets	287,452	239,038	274,136	289,922	323,483	287,452	323,483	36,031	13 %	36,031	13 %	33,561	12 %
% of total retail assets sub-advised	18.3%	19.2%	19.2%	18.1%	17.7%	18.3%	17.7%	(0.7)%		(0.7)%		(0.4)%	
Global Institutional													
Beginning assets	197,155	206,729	187,125	201,985	208,082	182,707	206,729	10,927	6 %	24,022	13 %	6,097	3 %
Inflows [2]	6,151	8,561	6,437	7,021	5,378	22,711	27,397	(773)	(13)%	4,686	21 %	(1,643)	(23)%
Outflows	(7,836)	(8,028)	(6,892)	(10,562)	(6,177)	(29,906)	(31,659)	1,659	21 %	(1,753)	(6)%	4,385	42 %
Net flows	(1,685)	533	(455)	(3,541)	(799)	(7,195)	(4,262)	886	53 %	2,933	41 %	2,742	77 %
Market appreciation (depreciation) and other [3]	7,041	(16,698)	15,745	6,546	11,388	29,771	16,981	4,347	62 %	(12,790)	(43)%	4,842	74 %
Foreign currency translation [1]	4,218	(3,439)	(430)	3,092	4,459	1,446	3,682	241	6 %	2,236	#	1,367	44 %
Total ending assets	206,729	187,125	201,985	208,082	223,130	206,729	223,130	16,401	8 %	16,401	8 %	15,048	7 %
Total managed assets	$ 494,181	$ 426,163	$ 476,121	$ 498,004	$ 546,613	$ 494,181	$ 546,613	$ 52,432	11 %	$ 52,432	11 %	$ 48,609	10 %
Total net flows	$ 3,348	$ (2,359)	$ 2,597	$ (1,551)	$ 6,984	$ (7,087)	$ 5,671	$ 3,636	#	$ 12,758	#	$ 8,535	#
Former Parent Company Related [4]													
Retail net new flows	$ (162)	$ (205)	$ 359	$ 296	$ 72	$ (852)	$ 522	$ 234	#	$ 1,374	#	$ (224)	(76)%
Institutional net new flows	(754)	(598)	(666)	(851)	(1,332)	(3,450)	(3,447)	(578)	(77)%	3	-	(481)	(57)%
Total net new flows	$ (916)	$ (803)	$ (307)	$ (555)	$ (1,260)	$ (4,302)	$ (2,925)	$ (344)	(38)%	$ 1,377	32 %	$ (705)	#

(1) Amounts represent local currency to US dollar translation for reporting purposes.

(2) Inflows include $99M in Q1 2020, $281M in Q2 2020, $409M in Q3 2020 and $475M in Q4 2020 of net flows from our recently launched RiverSouce Structured Annuity which is designed to be a replacement for other Variable Annuity Products.

(3) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance excluding net flows related to the recently launched Structured Annuity product.

(4) Former parent company related assets and net new flows are included in the rollforwards above and include Bank of America Pension, US Trust, Balboa and Zurich.

Variance equal to or greater than 100%.

17 of 50

Ameriprise Financial, Inc.
Asset Management Segment - Columbia
Fourth Quarter 2020

Mutual Fund Rankings in top 2 Lipper Quartiles

		4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020
Domestic Equity						
Equal weighted	1 year	59 %	53 %	65 %	71 %	68 %
	3 year	55 %	50 %	56 %	61 %	61 %
	5 year	48 %	58 %	58 %	57 %	57 %
Asset weighted	1 year	75 %	75 %	82 %	75 %	73 %
	3 year	66 %	69 %	71 %	72 %	77 %
	5 year	69 %	75 %	75 %	69 %	78 %
International Equity						
Equal weighted	1 year	100 %	64 %	68 %	79 %	71 %
	3 year	80 %	80 %	70 %	92 %	92 %
	5 year	65 %	60 %	65 %	92 %	92 %
Asset weighted	1 year	100 %	54 %	70 %	67 %	61 %
	3 year	86 %	84 %	82 %	89 %	88 %
	5 year	69 %	61 %	62 %	89 %	88 %
Taxable Fixed Income						
Equal weighted	1 year	83 %	33 %	41 %	71 %	76 %
	3 year	81 %	47 %	69 %	69 %	81 %
	5 year	88 %	75 %	87 %	80 %	73 %
Asset weighted	1 year	90 %	20 %	30 %	83 %	88 %
	3 year	89 %	29 %	58 %	57 %	91 %
	5 year	90 %	79 %	90 %	83 %	77 %
Tax Exempt Fixed Income						
Equal weighted	1 year	89 %	63 %	58 %	53 %	68 %
	3 year	89 %	89 %	74 %	74 %	74 %
	5 year	94 %	100 %	79 %	84 %	89 %
Asset weighted	1 year	93 %	41 %	47 %	28 %	54 %
	3 year	92 %	89 %	59 %	59 %	60 %
	5 year	98 %	100 %	62 %	65 %	67 %
Asset Allocation Funds						
Equal weighted	1 year	64 %	79 %	79 %	86 %	71 %
	3 year	58 %	86 %	79 %	71 %	64 %
	5 year	80 %	92 %	83 %	75 %	75 %
Asset weighted	1 year	86 %	91 %	91 %	95 %	94 %
	3 year	88 %	95 %	94 %	84 %	83 %
	5 year	96 %	96 %	95 %	93 %	94 %
Number of 4- or 5-star Morningstar rated funds						
Overall		56	56	55	58	53
3 year		51	41	43	39	38
5 year		53	48	49	50	49
Percent of 4- or 5-star Morningstar rated funds						
Overall		54 %	54 %	53 %	63 %	58 %
3 year		49 %	39 %	42 %	42 %	41 %
5 year		53 %	47 %	48 %	55 %	54 %
Percent of 4- or 5-star Morningstar rated assets						
Overall		66 %	63 %	62 %	66 %	65 %
3 year		50 %	43 %	46 %	46 %	47 %
5 year		59 %	57 %	51 %	51 %	54 %

Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median.

18 of 50

Ameriprise Financial, Inc.
Asset Management Segment - Threadneedle
Fourth Quarter 2020

Retail Fund Rankings in Top 2 Morningstar and IA Quartiles or Above Index Benchmark

		4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020
Equity						
Equal weighted	1 year	87 %	79 %	80 %	78 %	80 %
	3 year	77 %	71 %	71 %	76 %	83 %
	5 year	70 %	66 %	75 %	73 %	75 %
Asset weighted	1 year	91 %	84 %	85 %	86 %	86 %
	3 year	79 %	80 %	81 %	85 %	88 %
	5 year	82 %	78 %	82 %	84 %	85 %
Fixed Income						
Equal weighted	1 year	78 %	52 %	78 %	93 %	96 %
	3 year	88 %	68 %	92 %	92 %	96 %
	5 year	96 %	84 %	92 %	96 %	92 %
Asset weighted	1 year	75 %	47 %	70 %	99 %	99 %
	3 year	93 %	51 %	97 %	97 %	99 %
	5 year	97 %	93 %	96 %	97 %	96 %
Allocation (Managed) Funds						
Equal weighted	1 year	100 %	44 %	78 %	78 %	89 %
	3 year	75 %	50 %	63 %	75 %	88 %
	5 year	88 %	88 %	88 %	88 %	88 %
Asset weighted	1 year	100 %	52 %	96 %	96 %	99 %
	3 year	94 %	53 %	91 %	96 %	99 %
	5 year	98 %	99 %	99 %	99 %	99 %

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index. Prior period rankings have been adjusted to reflect a change in the calculation of FX forward and spot contract transactions executed by those funds, and also to include cash items primarily fee rebates, that were previously excluded from the gross performance calculations.

Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor.

Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

19 of 50

Statistical Supplement Package Retirement & Protection Solutions Segment (unaudited) Fourth Quarter 2020 20 of 50

Ameriprise Financial, Inc.
Retirement & Protection Solutions Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q	
	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 213	$ 199	$ 200	$ 213	$ 219	$ 827	$ 831	$ 6	3 %	$ 4	-	$ 6	3 %
Distribution fees	111	105	106	111	115	438	437	4	4 %	(1)	-	4	4 %
Net investment income	129	130	129	121	128	528	508	(1)	(1)%	(20)	(4)%	7	6 %
Premiums, policy and contract charges	333	325	320	333	337	1,330	1,315	4	1 %	(15)	(1)%	4	1 %
Other revenues	-	-	-	3	-	-	3	-	-	3	-	(3)	#
Total revenues	786	759	755	781	799	3,123	3,094	13	2 %	(29)	(1)%	18	2 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	786	759	755	781	799	3,123	3,094	13	2 %	(29)	(1)%	18	2 %
Expenses													
Distribution expenses	119	110	111	110	124	469	455	5	4 %	(14)	(3)%	14	13 %
Interest credited to fixed accounts	97	100	97	100	97	387	394	-	-	7	2 %	(3)	(3)%
Benefits, claims, losses and settlement expenses	253	245	212	421	253	988	1,131	-	-	143	14 %	(168)	(40)%
Amortization of deferred acquisition costs	57	54	30	157	59	230	300	2	4 %	70	30 %	(98)	(62)%
Interest and debt expense	7	10	10	8	11	31	39	4	57 %	8	26 %	3	38 %
General and administrative expense	74	73	73	74	75	294	295	1	1 %	1	-	1	1 %
Adjusted operating expenses	607	592	533	870	619	2,399	2,614	12	2 %	215	9 %	(251)	(29)%
Pretax adjusted operating earnings	$ 179	$ 167	$ 222	$ (89)	$ 180	$ 724	$ 480	$ 1	1 %	$ (244)	(34)%	$ 269	#
Pretax adjusted operating margin	22.8 %	22.0 %	29.4 %	(11.4)%	22.5 %	23.2%	15.5%	(0.3)%		(7.7)%		33.9 %	
Return on Capital													
Allocated capital	$ 1,561	$ 1,737	$ 1,576	$ 1,523	$ 1,529	$ 1,561	$ 1,529	$ (32)	(2)%	$ (32)	(2)%	$ 6	-
Adjusted operating return on allocated capital [1]	38.3 %	39.1 %	37.4 %	24.3 %	24.2 %	38.3 %	24.2 %	(14.1)%		(14.1)%		(0.1)%	

[1] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Variance equal to or greater than 100%.

21 of 50

Ameriprise Financial, Inc.
Retirement & Protection Solutions Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Variable Annuities Rollforward													
Beginning balance	$ 77,452	$ 80,068	$ 69,959	$ 77,481	$ 79,846	$ 72,042	$ 80,068	$ 2,394	3 %	$ 8,026	11 %	$ 2,365	3 %
Deposits	1,107	1,072	850	1,109	1,327	4,087	4,358	220	20 %	271	7 %	218	20 %
Withdrawals and terminations	(1,863)	(1,784)	(1,320)	(1,567)	(1,786)	(7,250)	(6,457)	77	4 %	793	11 %	(219)	(14)%
Net flows	(756)	(712)	(470)	(458)	(459)	(3,163)	(2,099)	297	39 %	1,064	34 %	(1)	-
Investment performance and interest credited	3,374	(9,397)	7,992	2,823	6,387	11,189	7,805	3,013	89 %	(3,384)	(30)%	3,564	#
Other	(2)	-	-	-	-	-	-	2	#	-	-	-	-
Total ending balance - contract accumulation values	$ 80,068	$ 69,959	$ 77,481	$ 79,846	$ 85,774	$ 80,068	$ 85,774	$ 5,706	7 %	$ 5,706	7 %	$ 5,928	7 %
Variable annuities fixed sub-accounts	$ 5,103	$ 5,125	$ 5,103	$ 5,107	$ 5,104	$ 5,103	$ 5,104	$ 1	-	$ 1	-	$ (3)	-
Payout Annuities Reserve Balance	$ 2,055	$ 2,037	$ 2,008	$ 1,975	$ 1,948	$ 2,055	$ 1,948	$ (107)	(5)%	$ (107)	(5)%	$ (27)	(1)%
Protection Cash Sales													
VUL / UL [1]	$ 69	$ 56	$ 41	$ 49	$ 65	$ 266	$ 211	$ (4)	(6)%	$ (55)	(21)%	$ 16	33 %
Term and whole life	3	2	2	2	3	9	9	-	-	-	-	1	50 %
Disability insurance	-	1	-	1	1	3	3	1	-	-	-	-	-
Total protection cash sales	$ 72	$ 59	$ 43	$ 52	$ 69	$ 278	$ 223	$ (3)	(4)%	$ (55)	(20)%	$ 17	33 %
Retirement & Protection Detail													
VUL / UL Policyholder Account Balances													
Beginning balance	$ 12,785	$ 13,236	$ 11,942	$ 12,934	$ 13,345	$ 11,951	$ 13,236	$ 560	4 %	$ 1,285	11 %	$ 411	3 %
Premiums and deposits	261	237	218	225	259	988	939	(2)	(1)%	(49)	(5)%	34	15 %
Investment performance and interest	503	(1,217)	1,062	474	941	1,551	1,260	438	87 %	(291)	(19)%	467	99 %
Withdrawals and surrenders	(313)	(314)	(287)	(288)	(299)	(1,253)	(1,188)	14	4 %	65	5 %	(11)	(4)%
Other	-	-	(1)	-	-	(1)	(1)	-	-	-	-	-	-
Total ending balance	$ 13,236	$ 11,942	$ 12,934	$ 13,345	$ 14,246	$ 13,236	$ 14,246	$ 1,010	8 %	$ 1,010	8 %	$ 901	7 %
Protection Premiums by Product													
Term and whole life	$ 11	$ 11	$ 10	$ 10	$ 12	$ 43	$ 43	$ 1	9 %	$ -	-	$ 2	20 %
Disability insurance	32	33	32	33	31	133	129	(1)	(3)%	(4)	(3)%	(2)	(6)%
Intercompany premiums	7	5	6	5	6	25	22	(1)	(14)%	(3)	(12)%	1	20 %
Total protection premiums by product	$ 50	$ 49	$ 48	$ 48	$ 49	$ 201	$ 194	$ (1)	(2)%	$ (7)	(3)%	$ 1	2 %
Life Insurance in Force	$ 195,103	$ 194,617	$ 194,980	$ 195,007	$ 195,750	$ 195,103	$ 195,750	$ 647	-	$ 647	-	$ 743	-
Net Amount at Risk	$ 38,976	$ 40,075	$ 38,950	$ 38,403	$ 37,817	$ 38,976	$ 37,817	$ (1,159)	(3)%	$ (1,159)	(3)%	$ (586)	(2)%
Net Policyholder Reserves													
VUL / UL	$ 12,676	$ 11,224	$ 12,387	$ 12,836	$ 13,738	$ 12,676	$ 13,738	$ 1,062	8 %	$ 1,062	8 %	$ 902	7 %
Term and whole life	181	180	178	177	174	181	174	(7)	(4)%	(7)	(4)%	(3)	(2)%
Disability insurance	519	508	505	504	504	519	504	(15)	(3)%	(15)	(3)%	-	-
Other insurance	682	668	661	652	643	682	643	(39)	(6)%	(39)	(6)%	(9)	(1)%
Total net policyholder reserves	$ 14,058	$ 12,580	$ 13,731	$ 14,169	$ 15,059	$ 14,058	$ 15,059	$ 1,001	7 %	$ 1,001	7 %	$ 890	6 %

[1] Includes lump sum and UL-LTC single premium deposits.

Variance equal to or greater than 100%.

22 of 50

Ameriprise Financial, Inc.
Retirement & Protection Solutions Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Prior Year Comparisons Qtr Chg - 4Q %	Prior Year Comparisons YTD Chg - 4Q Diff.	Prior Year Comparisons YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
DAC Rollforward													
Life and Health													
Beginning balance	$ 851	$ 850	$ 894	$ 836	$ 817	$ 944	$ 850	$ (34)	(4)%	$ (94)	(10)%	$ (19)	(2)%
Capitalization	19	17	15	15	19	78	66	-	-	(12)	(15)%	4	27 %
Non adjusted operating amortization	-	(36)	41	(1)	(1)	5	3	(1)	-	(2)	(40)%	-	-
Amortization per income statement	(17)	(11)	(12)	(16)	(16)	(53)	(55)	1	6 %	(2)	(4)%	-	-
Other	(3)	74	(102)	(17)	(53)	(124)	(98)	(50)	#	26	21 %	(36)	#
Total ending balance	$ 850	$ 894	$ 836	$ 817	$ 766	$ 850	$ 766	$ (84)	(10)%	$ (84)	(10)%	$ (51)	(6)%
Total Variable Annuities DAC													
Beginning balance	$ 1,719	$ 1,790	$ 1,397	$ 1,614	$ 1,577	$ 1,733	$ 1,790	$ (142)	(8)%	$ 57	3 %	$ (37)	(2)%
Capitalization	40	39	30	38	42	154	149	2	5 %	(5)	(3)%	4	11 %
Non adjusted operating amortization	72	(415)	241	75	142	108	43	70	97 %	(65)	(60)%	67	89 %
Amortization per income statement	(43)	(43)	(19)	(143)	(46)	(175)	(251)	(3)	(7)%	(76)	(43)%	97	68 %
Other	2	26	(35)	(7)	(4)	(30)	(20)	(6)	#	10	33 %	3	43 %
Total ending balance	$ 1,790	$ 1,397	$ 1,614	$ 1,577	$ 1,711	$ 1,790	$ 1,711	$ (79)	(4)%	$ (79)	(4)%	$ 134	8 %

Variance equal to or greater than 100%.

23 of 50

Corporate & Other Segment Statistical Supplement Package (unaudited) Fourth Quarter 2020 24 of 50

Ameriprise Financial, Inc.
Corporate & Other Segment
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Product Information [1]													
Corporate excluding LTC, FA and Auto & Home													
Adjusted operating total net revenues	$ (25)	$ (5)	$ (19)	$ (11)	$ (12)	$ (61)	$ (47)	$ 13	52 %	$ 14	23 %	$ (1)	(9)%
Adjusted operating expenses	78	47	58	47	67	272	219	(11)	(14)%	(53)	(19)%	20	43 %
Pretax adjusted operating earnings (loss)	$ (103)	$ (52)	$ (77)	$ (58)	$ (79)	$ (333)	$ (266)	$ 24	23 %	$ 67	20 %	$ (21)	(36)%
Long Term Care													
Adjusted operating total net revenues	$ 69	$ 67	$ 65	$ 66	$ 64	$ 274	$ 262	$ (5)	(7)%	$ (12)	(4)%	$ (2)	(3)%
Adjusted operating expenses	71	65	48	201	43	274	357	(28)	(39)%	83	30 %	(158)	(79)%
Pretax adjusted operating earnings (loss)	$ (2)	$ 2	$ 17	$ (135)	$ 21	$ -	$ (95)	$ 23	#	$ (95)	-	$ 156	#
Fixed Annuities													
Adjusted operating total net revenues	$ 93	$ 87	$ 85	$ 77	$ 82	$ 383	$ 331	$ (11)	(12)%	$ (52)	(14)%	$ 5	6 %
Adjusted operating expenses	87	87	82	86	84	349	339	(3)	(3)%	(10)	(3)%	(2)	(2)%
Pretax adjusted operating earnings (loss)	$ 6	$ -	$ 3	$ (9)	$ (2)	$ 34	$ (8)	$ (8)	#	$ (42)	#	$ 7	78 %
Auto and Home Insurance [2]													
Pretax adjusted operating earnings (loss)	N/A	N/A	N/A	N/A	N/A	$ 13	N/A	N/A	N/A	N/A	N/A	N/A	N/A

[1] See Exhibit B for details on Long Term Care, Fixed Annuities and Corporate Excluding Long Term Care, Fixed Annuities and Auto & Home

[2] Auto & Home business sold as of October 1, 2019 to American Family Insurance

Variance equal to or greater than 100%.

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Ameriprise Financial, Inc.
Eliminations [(1)]
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

								Prior Year Comparisons					
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q	
	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Eliminations Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ (36)	$ (35)	$ (35)	$ (37)	$ (36)	$ (139)	$ (143)	$ -	-	$ (4)	(3)%	$ 1	3 %
Distribution fees	(310)	(292)	(280)	(294)	(323)	(1,214)	(1,189)	(13)	(4)%	25	2 %	(29)	(10)%
Net investment income	(6)	(4)	(4)	(4)	(5)	(23)	(17)	1	17 %	6	26 %	(1)	(25)%
Premiums, policy and contract charges	(9)	(8)	(8)	(7)	(8)	(34)	(31)	1	11 %	3	9 %	(1)	(14)%
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	(361)	(339)	(327)	(342)	(372)	(1,410)	(1,380)	(11)	(3)%	30	2 %	(30)	(9)%
Banking and deposit interest expense	(3)	(1)	(1)	-	(1)	(8)	(3)	2	67 %	5	63 %	(1)	-
Adjusted operating total net revenues	(358)	(338)	(326)	(342)	(371)	(1,402)	(1,377)	(13)	(4)%	25	2 %	(29)	(8)%
Expenses													
Distribution expenses	(334)	(315)	(302)	(318)	(345)	(1,305)	(1,280)	(11)	(3)%	25	2 %	(27)	(8)%
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	1	(5)	(3)	(4)	(5)	(12)	(17)	(6)	#	(5)	(42)%	(1)	(25)%
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	(4)	(3)	(5)	(2)	(4)	(15)	(14)	-	-	1	7 %	(2)	#
General and administrative expense	(21)	(15)	(16)	(18)	(17)	(70)	(66)	4	19 %	4	6 %	1	6 %
Adjusted operating expenses	(358)	(338)	(326)	(342)	(371)	(1,402)	(1,377)	(13)	(4)%	25	2 %	(29)	(8)%
Pretax adjusted operating earnings	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Variance equal to or greater than 100%.

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Statistical Supplement Package Balance Sheet and Ratings Information (unaudited) Fourth Quarter 2020 27 of 50

Ameriprise Financial, Inc.
Consolidated Balance Sheets
Fourth Quarter 2020

(in millions, unaudited)

	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Assets					
Cash and cash equivalents	$ 3,709	$ 8,730	$ 7,654	$ 7,441	$ 6,751
Cash of consolidated investment entities	118	99	49	227	94
Investments, net of allowance for credit losses	37,915	36,626	39,208	40,737	41,031
Investments of consolidated investment entities	1,606	1,398	1,495	1,903	1,918
Separate account assets	87,488	75,305	83,698	86,128	92,611
Receivables, net of allowance for credit losses	7,202	7,185	7,275	7,383	7,819
Receivables of consolidated investment entities	8	3	20	9	16
Deferred acquisition costs	2,698	2,364	2,499	2,450	2,532
Restricted and segregated cash and investments	2,386	2,848	2,416	2,551	2,558
Other assets	8,698	11,124	10,588	9,858	10,551
Assets held for sale	-	-	-	-	-
Total Assets	$ 151,828	$ 145,682	$ 154,902	$ 158,687	$ 165,883
Liabilities					
Policyholder account balances, future policy benefits and claims	$ 30,512	$ 32,685	$ 33,312	$ 34,020	$ 33,992
Separate account liabilities	87,488	75,305	83,698	86,128	92,611
Customer deposits	14,430	17,010	16,070	16,818	17,641
Short-term borrowings	201	200	200	200	200
Long-term debt [(1)]	3,097	2,344	2,835	2,833	2,831
Debt of consolidated investment entities	1,628	1,376	1,489	1,901	1,913
Accounts payable and accrued expenses	1,884	1,427	1,650	1,770	1,998
Other liabilities	6,775	8,536	9,090	8,730	8,737
Other liabilities of consolidated investment entities	84	106	58	220	93
Liabilities held for sale	-	-	-	-	-
Total Liabilities	146,099	138,989	148,402	152,620	160,016
Equity					
Ameriprise Financial					
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	8,461	8,578	8,622	8,677	8,822
Retained earnings	14,279	16,180	15,510	15,241	15,292
Treasury stock	(17,276)	(17,773)	(18,029)	(18,370)	(18,879)
Accumulated other comprehensive income, net of tax	262	(295)	394	516	629
Total Equity	5,729	6,693	6,500	6,067	5,867
Total Liabilities and Equity	$ 151,828	$ 145,682	$ 154,902	$ 158,687	$ 165,883

(1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.

28 of 50

Ameriprise Financial, Inc.
Capital and Ratings Information
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Long-term Debt Summary					
Senior notes [1]	$ 3,050	$ 2,300	$ 2,800	$ 2,800	$ 2,800
Finance Lease Liabilities	57	54	51	47	44
Fair value of hedges, unamortized discount and debt issuance costs	(10)	(10)	(16)	(14)	(13)
Total Ameriprise Financial long-term debt	3,097	2,344	2,835	2,833	2,831
Non-recourse debt of consolidated investment entities	1,628	1,376	1,489	1,901	1,913
Total long-term debt	$ 4,725	$ 3,720	$ 4,324	$ 4,734	$ 4,744
Total Ameriprise Financial long-term debt	$ 3,097	$ 2,344	$ 2,835	$ 2,833	$ 2,831
Fair value of hedges, unamortized discount and debt issuance costs	10	10	16	14	13
Finance lease liabilities	(57)	(54)	(51)	(47)	(44)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities [2]	$ 3,050	$ 2,300	$ 2,800	$ 2,800	$ 2,800
Total equity [3]	$ 5,729	$ 6,693	$ 6,500	$ 6,067	$ 5,867
Equity of consolidated investment entities	(1)	(2)	(5)	(5)	(3)
Total equity excluding CIEs [2]	$ 5,728	$ 6,691	$ 6,495	$ 6,062	$ 5,864
Total Ameriprise Financial capital	$ 8,826	$ 9,037	$ 9,335	$ 8,900	$ 8,698
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs [2]	$ 8,778	$ 8,991	$ 9,295	$ 8,862	$ 8,664
Debt to capital					
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital [1]	35.1 %	25.9 %	30.4 %	31.8 %	32.5 %
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs [1][2]	34.7 %	25.6 %	30.1 %	31.6 %	32.3 %

Ratings (as of December 31, 2020 earnings release date)	A.M. Best Company	Standard & Poor's Rating Services	Moody's Investors Service, Inc.
Claims Paying Ratings [4]			
RiverSource Life Insurance Company	A+	A+	Aa3
Ameriprise Captive Insurance Company	A	N/R	N/R
Debt Ratings [4]			
Ameriprise Financial, Inc.	a-	A-	A3

(1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.

(2) See non-GAAP financial information on pg 31. Non-GAAP financial measure reconciliations can be found on page 47.

(3) Includes accumulated other comprehensive income, net of tax.

(4) For the most current ratings information, please see the individual rating agency's website.

N/R - Not Rated.

29 of 50

Ameriprise Financial, Inc.
Ameriprise Financial Investments [1]
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Cash and cash equivalents	$ 3,709	$ 8,730	$ 7,654	$ 7,441	$ 6,751
Investments - Ending Balances					
Available-for-Sale securities, net of allowance for credit losses					
Corporate debt securities	12,187	11,694	12,697	13,022	13,674
Residential mortgage backed securities	10,029	9,715	9,956	10,258	10,029
Commercial mortgage backed securities	5,563	5,395	5,880	6,212	6,088
Asset backed securities	2,006	2,084	2,813	3,088	3,329
Total mortgage and other asset backed securities	17,598	17,194	18,649	19,558	19,446
State and municipal obligations	1,367	1,330	1,365	1,380	1,384
US government and agency obligations	1,680	1,376	1,465	1,680	1,456
Foreign government bonds and obligations	271	252	266	267	262
Other AFS Securities	26	-	-	52	61
Total other	3,344	2,958	3,096	3,379	3,163
Total available-for-sale securities, net of allowance for credit losses	33,129	31,846	34,442	35,959	36,283
Commercial mortgage loans	2,797	2,805	2,816	2,778	2,725
Allowance for loan losses	(19)	(26)	(28)	(29)	(29)
Commercial mortgage loans, net	2,778	2,779	2,788	2,749	2,696
Residential mortgage loans	-	-	21	21	22
Residential mortgage loans, net	-	-	21	21	22
Policy loans	868	869	856	849	846
Other investments, net of allowance for credit losses	1,140	1,132	1,101	1,159	1,184
Total investments	37,915	36,626	39,208	40,737	41,031
Total cash, cash equivalents and investments	$ 41,624	$ 45,356	$ 46,862	$ 48,178	$ 47,782
Net unrealized gain Available-for-Sale Securities	$ 1,797	$ 610	$ 2,138	$ 2,359	$ 2,693
Allowance for credit losses Available-for-Sale Securities	$ -	$ 13	$ 14	$ 14	$ 11
AFS Fixed Maturity Asset Quality - %					
AAA	56 %	56 %	56 %	57 %	56 %
AA	4 %	4 %	4 %	4 %	3 %
AFS securities AA and above	60 %	60 %	60 %	61 %	59 %
A	10 %	11 %	11 %	9 %	10 %
BBB	28 %	26 %	26 %	25 %	26 %
Below investment grade	2 %	3 %	3 %	5 %	5 %
Total AFS fixed maturity asset quality - %	100 %	100 %	100 %	100 %	100 %
Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	3 %	3 %	4 %	5 %	5 %

[1] Investments excluding investments of CIEs.

30 of 50

Non-GAAP Financial Information These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Ameriprise Financial, Inc. Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 46 and 47. Certain prior period information has been restated to conform to current period presentation. 31 of 50

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from bank and certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management and Retirement and Protection segments. Retirement & Protection Solutions - This segment provides RiverSource variable and payout annuity products to individual clients and a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products, life and disability income products and issue insurance policies through our advisors. Variable annuity products are designed to help individuals address their asset accumulation and income goals. Protection products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Revenues for protection products are primarily premiums, fees, and charges we receive to assume insurance-related risk. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature, for certain guaranteed benefits offered with variable annuities and insurance reserves and on capital supporting the businesses. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity and variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business, our closed-block fixed annuity business and IDS Property Casualty Insurance Company which was sold on 10-1-2019 to American Family Insurance. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. 32 of 50

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of net realized investment gains or losses, net of the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts), net of hedges and the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts (the impact on variable annuity and VUL products for the difference between assumed and updated separate account investment performance on DAC, DSIC, unearned revenue amortization, reinsurance accrual and additional insurance benefit reserves); the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; gain or loss on disposal of a business that is not considered discontinued operations; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating CIEs. Adjusted Operating Expenses - Total expenses excluding the impact of net realized investment gains or losses, net of DSIC and DAC amortization; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts), net of hedges and the related DSIC and DAC amortization; mean reversion related impacts (the impact on variable annuity and VUL products for the difference between assumed and updated separate account investment performance on DAC, DSIC and additional insurance benefit reserves); gain or loss on disposal of business that is not considered discontinued operations; integration and restructuring charges; and the impact of consolidating CIEs. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Advisement - Assets under advisement include external client assets for which we provide advisory services, such as model portfolios. We earn a fee on these assets but do not have full discretionary authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide advisory services such as model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Auto & Home was sold on 10-1-2019 to American Family Insurance. Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. 33 of 50

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. Market impact on non-traditional long-duration products - The impact of changes in financial market conditions on benefit costs associated with non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts) accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding net realized investment gains or losses, net of the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts), net of hedges and the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts (the impact on variable annuity and VUL products for the difference between assumed and updated separate account investment performance on DAC, DSIC, unearned revenue amortization, reinsurance accrual and additional insurance benefit reserves); the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; gain or loss on disposal of a business that is not considered discontinued operations; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating CIEs. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on non traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance products) related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC, unearned revenue amortization and the reinsurance accrual. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. 34 of 50

Exhibit A Statistical Supplement Package Disclosed Items (unaudited) Fourth Quarter 2020 35 of 50

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2020

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management	Retirement & Protection Solutions			Corporate and Eliminations		
	Securities Gains/(Losses) [1]	Securities Gains/(Losses) [1]	Mean Reversion Related Impacts [2]	Market Impact on Non-traditional Long-duration Products [3]	Securities Gains/(Losses) [1]	CIEs [4]	Market Impact on Non-traditional Long-duration Products [3]
Revenues							
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -
Distribution fees	-	-	-	-	-	-	-
Net investment income	3	1	-	-	4	21	-
Premiums, policy and contract charges	-	-	-	-	-	-	-
Other revenues	-	-	-	20	-	-	-
Total revenues	3	1	-	20	4	19	-
Banking and deposit interest expense	-	-	-	-	-	-	-
Total net revenues	3	1	-	20	4	19	-
Expenses							
Distribution expenses	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	(43)	-	-	2
Benefits, claims, losses and settlement expenses	-	-	(74)	769	-	-	-
Amortization of deferred acquisition costs	-	-	(43)	(94)	-	-	-
Interest and debt expense	-	-	-	-	-	12	-
General and administrative expense	-	-	-	-	-	1	-
Total expenses	-	-	(117)	632	-	13	2
Pretax segment income (loss)	$ 3	$ 1	$ 117	$ (612)	$ 4	$ 6	$ (2)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Market impact on non-traditional long-duration products include:

- $20 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged benefits
- $41 million net benefit in Interest credited related to hedged benefits
- $769 million net expense related to hedged benefits
- $94 million net benefit in DAC and DSIC amortization resulting from hedged benefits

(4) Reflects revenues and expenses of Consolidated Investment Entities

36 of 50

Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2020

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management: Securities Gains/(Losses) [1]	Retirement & Protection Solutions: Securities Gains/(Losses) [1]	Retirement & Protection Solutions: Mean Reversion Related Impacts [2]	Retirement & Protection Solutions: Market Impact on Non-traditional Long-duration Products [3]	Corporate and Eliminations: Securities Gains/(Losses) [1]	Corporate and Eliminations: CIEs [4]	Corporate and Eliminations: Integration/ Restructuring Charges [5]
Revenues							
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (1)	$ -
Distribution fees	-	-	-	-	-	-	-
Net investment income	1	1	-	-	2	22	-
Premiums, policy and contract charges	-	-	-	-	-	-	-
Other revenues	-	-	-	1	-	-	-
Total revenues	1	1	-	1	2	21	-
Banking and deposit interest expense	-	-	-	-	-	-	-
Total net revenues	1	1	-	1	2	21	-
Expenses							
Distribution expenses	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	4	-	-	-
Benefits, claims, losses and settlement expenses	-	-	(8)	491	-	-	-
Amortization of deferred acquisition costs	-	-	(9)	(63)	-	-	-
Interest and debt expense	-	-	-	-	-	11	-
General and administrative expense	-	-	-	-	-	10	1
Total expenses	-	-	(17)	432	-	21	1
Pretax segment income (loss)	$ 1	$ 1	$ 17	$ (431)	$ 2	$ -	$ (1)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Retirement & Protection Solutions: Valuation Assumption & Model Changes [6]	Corporate: Valuation Assumption & Model Changes [6]	Corporate: Affordable Housing Investment Adjustment [7]
Revenues			
Management and financial advice fees	$ -	$ -	$ -
Distribution fees	-	-	-
Net investment income	-	-	(2)
Premiums	-	-	-
Other revenues	2	(3)	-
Total revenues	2	(3)	(2)
Banking and deposit interest expense	-	-	-
Adjusted operating total net revenues	2	(3)	(2)
Expenses			
Distribution expenses	-	-	-
Interest credited to fixed accounts	-	-	-
Benefits, claims, losses and settlement expenses	189	148	-
Amortization of deferred acquisition costs	108	(4)	-
Interest and debt expense	-	-	-
General and administrative expense	-	-	-
Adjusted operating expenses	297	144	-
Pretax adjusted operating earnings	$ (295)	$ (147)	$ (2)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Market impact on non-traditional long-duration products include:

- $1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged benefits
- $4 million net expense in Interest credited related to hedged benefits
- $491 million net expense related to hedged benefits
- $63 million net benefit in DAC and DSIC amortization resulting from hedged benefits

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(6) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(7) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

37 of 50

Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2020

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Retirement & Protection Solutions			Corporate and Eliminations			
	Securities Gains/(Losses) (1)	Securities Gains/(Losses) (1)	Mean Reversion Related Impacts (2)	Market Impact on Non-traditional Long-duration Products (3)	Securities Gains/(Losses) (1)	CIEs (4)	Securities Gains/(Losses) (1)	Market Impact on Non-traditional Long-duration Products (3)	Integration/ Restructuring Charges (5)
Revenues									
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-
Net investment income	1	(4)	-	-	(1)	17	1	-	-
Premiums, policy and contract charges	-	-	-	-	-	-	-	-	-
Other revenues	-	-	1	(66)	-	-	-	-	-
Total revenues	1	(4)	1	(66)	(1)	15	1	-	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-
Total net revenues	1	(4)	1	(66)	(1)	15	1	-	-
Expenses									
Distribution expenses	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	97	-	-	-	4	-
Benefits, claims, losses and settlement expenses	-	-	5	1,211	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	(18)	(264)	(1)	-	-	(1)	-
Interest and debt expense	-	-	-	-	-	15	-	-	-
General and administrative expense	-	-	-	-	-	-	-	-	2
Total expenses	-	-	(13)	1,044	(1)	15	-	3	2
Pretax segment income (loss)	$ 1	$ (4)	$ 14	$ (1,110)	$ -	$ -	$ 1	$ (3)	$ (2)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Market impact on non-traditional long-duration products include:

- $66 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged benefits
- $101 million net expense in Interest credited related to hedged benefits
- $1,211 million net expense related to hedged benefits
- $265 million net benefit in DAC and DSIC amortization resulting from hedged benefits

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

38 of 50

Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2020

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Retirement & Protection Solutions			Corporate and Eliminations			
	Securities Gains/(Losses) [1]	Securities Gains/(Losses) [1]	Mean Reversion Related Impacts [2]	Market Impact on Non-traditional Long-duration Products [3]	Securities Gains/(Losses) [1]	CIEs [4]	Market Impact on Non-traditional Long-duration Products [3]	Securities Gains/(Losses) [1]	Integration/Restructuring Charges [5]
Revenues									
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (1)	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-
Net investment income	(1)	(1)	-	-	(11)	17	-	(6)	-
Premiums, policy and contract charges	-	-	-	-	-	-	-	-	-
Other revenues	-	-	(1)	55	(1)	-	-	-	-
Total revenues	(1)	(1)	(1)	55	(12)	16	-	(6)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-
Total net revenues	(1)	(1)	(1)	55	(12)	16	-	(6)	-
Expenses									
Distribution expenses	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	(71)	-	-	(4)	-	-
Benefits, claims, losses and settlement expenses	-	-	24	(2,070)	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	36	416	-	-	1	-	-
Interest and debt expense	-	-	-	-	-	17	-	-	-
General and administrative expense	-	-	-	-	-	1	-	-	1
Total expenses	-	-	60	(1,725)	-	18	(3)	-	1
Pretax segment income (loss)	$ (1)	$ (1)	$ (61)	$ 1,780	$ (12)	$ (2)	$ 3	$ (6)	$ (1)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Asset Management
	Performance Fee Correction [6]
Revenues	
Management and financial advice fees	$ (19)
Distribution fees	-
Net investment income	-
Premiums	-
Other revenues	-
Gain on Disposal of Business	-
Total revenues	(19)
Banking and deposit interest expense	-
Adjusted operating total net revenues	(19)
Expenses	
Distribution expenses	-
Interest credited to fixed accounts	-
Benefits, claims, losses and settlement expenses	-
Amortization of deferred acquisition costs	-
Interest and debt expense	-
General and administrative expense	(4)
Adjusted operating expenses	(4)
Pretax adjusted operating earnings	$ (15)
Tax benefit (expense)	

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Market impact on non-traditional long-duration products include:

- $55 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged benefits
- $75 million net benefit in Interest credited related to hedged benefits
- $2,070 million net benefit related to hedged benefits
- $417 million net expense in DAC and DSIC amortization resulting from hedged benefits

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(6) Performance fee correction from prior periods for the UK property funds.

39 of 50

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2019

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Retirement & Protection Solutions			Corporate and Eliminations				
	Mean Reversion Related Impacts (1)	Market Impact on Non-traditional Long-duration Products (2)	Securities Gains/(Losses) (3)	Gain on the Disposal of Business (4)	CIEs (5)	Securities Gains/(Losses) (3)	Market Impact of Hedges on Investments (6)	Integration/Restructuring Charges (7)
Revenues								
Management and financial advice fees	$ -	$ -	$ -	$ -	$ (1)	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-
Net investment income	-	-	(3)	-	22	1	2	-
Premiums, policy and contract charges	-	-	-	-	-	-	-	-
Other revenues	-	8	-	-	-	-	-	-
Gain on disposal of business	-	-	-	213	-	-	-	-
Total revenues	-	8	(3)	213	21	1	2	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-
Total net revenues	-	8	(3)	213	21	1	2	-
Expenses								
Distribution expenses	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	(13)	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(24)	433	-	-	-	-	-	-
Amortization of deferred acquisition costs	(15)	(54)	-	-	-	-	-	-
Interest and debt expense	-	-	-	-	20	-	-	-
General and administrative expense	-	-	-	-	-	-	-	6
Total expenses	(39)	366	-	-	20	-	-	6
Pretax segment income (loss)	$ 39	$ (358)	$ (3)	$ 213	$ 1	$ 1	$ 2	$ (6)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate		Consolidated
	Severance	Affordable Housing Investment Adjustment (8)	Excess Tax Benefits from Share-Based Payments (9)
Revenues			
Management and financial advice fees	$ -	$ -	$ -
Distribution fees	-	-	-
Net investment income	-	(25)	-
Premiums	-	-	-
Other revenues	-	-	-
Gain on Disposal of Business	-	-	-
Total revenues	-	(25)	-
Banking and deposit interest expense	-	-	-
Adjusted operating total net revenues	-	(25)	-
Expenses			
Distribution expenses	-	-	-
Interest credited to fixed accounts	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-
Amortization of deferred acquisition costs	-	-	-
Interest and debt expense	-	-	-
General and administrative expense	11	-	-
Adjusted operating expenses	11	-	-
Pretax adjusted operating earnings	$ (11)	$ (25)	$ -
Tax benefit (expense)			$ 3

(1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Market impact on non-traditional long-duration products include:

$8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged benefits

$13 million net benefit in Interest credited related to hedged benefits

$2,070 million net benefit related to hedged benefits

$417 million net expense in DAC and DSIC amortization resulting from hedged benefits

(3) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(4) Reflects gain on the sale of Auto and Home

(5) Reflects revenues and expenses of Consolidated Investment Entities

(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(8) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(9) Excess tax benefits (deficiencies) related to share-based compensation

40 of 50

Exhibit B Statistical Supplement Package (unaudited) Fourth Quarter 2020 Corporate & Other Segment Details 41 of 50

Ameriprise Financial, Inc.
Corporate Excluding LTC, FA and Auto & Home
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons				Seq Qtr Chg - 4Q	
								Qtr Chg - 4Q		YTD Chg - 4Q			
	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Corporate Excluding Long Term Care, Fixed Annuities and Auto & Home Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	(26)	(10)	(22)	(14)	(13)	(69)	(59)	13	50 %	10	14 %	1	7 %
Premiums, policy and contract charges	(1)	-	-	-	-	(1)	-	1	#	1	#	-	-
Other revenues	5	6	4	3	2	17	15	(3)	(60)%	(2)	(12)%	(1)	(33)%
Total revenues	(22)	(4)	(18)	(11)	(11)	(53)	(44)	11	50 %	9	17 %	-	-
Banking and deposit interest expense	3	1	1	-	1	8	3	(2)	(67)%	(5)	(63)%	1	-
Adjusted operating total net revenues	(25)	(5)	(19)	(11)	(12)	(61)	(47)	13	52 %	14	23 %	(1)	(9)%
Expenses													
Distribution expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	1	(1)	-	-	(1)	-	-	-	(2)	#
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	10	9	9	6	10	33	34	-	-	1	3 %	4	67 %
General and administrative expense	68	38	49	40	58	239	185	(10)	(15)%	(54)	(23)%	18	45 %
Adjusted operating expenses	78	47	58	47	67	272	219	(11)	(14)%	(53)	(19)%	20	43 %
Pretax adjusted operating earnings (loss)	$ (103)	$ (52)	$ (77)	$ (58)	$ (79)	$ (333)	$ (266)	$ 24	23 %	$ 67	20 %	$ (21)	(36)%

Variance equal to or greater than 100%.

42 of 50

Ameriprise Financial, Inc.
Corporate Segment - Long Term Care
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Prior Year Comparisons: Qtr Chg - 4Q %	Prior Year Comparisons: YTD Chg - 4Q Diff.	Prior Year Comparisons: YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	41	42	40	40	38	169	160	(3)	(7)%	(9)	(5)%	(2)	(5)%
Premiums, policy and contract charges	28	25	25	26	26	105	102	(2)	(7)%	(3)	(3)%	-	-
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	69	67	65	66	64	274	262	(5)	(7)%	(12)	(4)%	(2)	(3)%
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	69	67	65	66	64	274	262	(5)	(7)%	(12)	(4)%	(2)	(3)%
Expenses													
Distribution expenses	(4)	(2)	(3)	(3)	(3)	(12)	(11)	1	25 %	1	8 %	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	64	57	42	194	39	246	332	(25)	(39)%	86	35 %	(155)	(80)%
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	3	2	3	1	13	9	(2)	(67)%	(4)	(31)%	(2)	(67)%
General and administrative expense	8	7	7	7	6	27	27	(2)	(25)%	-	-	(1)	(14)%
Adjusted operating expenses	71	65	48	201	43	274	357	(28)	(39)%	83	30 %	(158)	(79)%
Pretax adjusted operating earnings (loss)	$ (2)	$ 2	$ 17	$ (135)	$ 21	$ -	$ (95)	$ 23	#	$ (95)	-	$ 156	#
Net Policyholder Long Term Care Reserves [1]													
Active Life Reserves	$ 2,256	$ 2,061	$ 2,249	$ 2,472	$ 2,539	$ 2,256	$ 2,539	$ 283	13 %	$ 283	13 %	$ 67	3 %
Disabled Life Reserves	565	574	569	568	564	565	564	(1)	-	(1)	-	(4)	(1)%
Total net policyholder long term care reserves	$ 2,821	$ 2,635	$ 2,818	$ 3,040	$ 3,103	$ 2,821	$ 3,103	$ 282	10 %	$ 282	10 %	$ 63	2 %

[1] SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

Variance equal to or greater than 100%.

43 of 50

Ameriprise Financial, Inc.
Corporate Segment - Fixed Annuities
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Fixed Annuities Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	1	-	-	-	-	1	-	(1)	#	(1)	#	-	-
Net investment income	77	72	70	67	67	334	276	(10)	(13)%	(58)	(17)%	-	-
Premiums, policy and contract charges	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	15	15	15	10	15	48	55	-	-	7	15 %	5	50 %
Total revenues	93	87	85	77	82	383	331	(11)	(12)%	(52)	(14)%	5	6 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	93	87	85	77	82	383	331	(11)	(12)%	(52)	(14)%	5	6 %
Expenses													
Distribution expenses	1	1	1	1	1	5	4	-	-	(1)	(20)%	-	-
Interest credited to fixed accounts	68	66	64	66	65	270	261	(3)	(4)%	(9)	(3)%	(1)	(2)%
Benefits, claims, losses and settlement expenses	1	2	-	9	1	3	12	-	-	9	#	(8)	(89)%
Amortization of deferred acquisition costs	3	2	3	(2)	3	13	6	-	-	(7)	(54)%	5	#
Interest and debt expense	5	7	5	6	5	23	23	-	-	-	-	(1)	(17)%
General and administrative expense	9	9	9	6	9	35	33	-	-	(2)	(6)%	3	50 %
Adjusted operating expenses	87	87	82	86	84	349	339	(3)	(3)%	(10)	(3)%	(2)	(2)%
Pretax adjusted operating earnings	$ 6	$ -	$ 3	$ (9)	$ (2)	$ 34	$ (8)	$ (8)	#	$ (42)	#	$ 7	78 %
Pretax adjusted operating margin	6.5 %	-	3.5 %	(11.7)%	(2.4)%	8.9 %	(2.4)%	(8.9)%		(11.3)%		9.3 %	
Fixed Deferred Annuities Rollforward													
Beginning balance	$ 8,409	$ 8,306	$ 8,165	$ 8,116	$ 8,042	$ 8,714	$ 8,306	$ (367)	(4)%	$ (408)	(5)%	$ (74)	(1)%
Deposits	44	37	28	14	13	292	92	(31)	(70)%	(200)	(68)%	(1)	(7)%
Withdrawals and terminations	(219)	(231)	(149)	(156)	(163)	(978)	(699)	56	26 %	279	29 %	(7)	(4)%
Net flows	(175)	(194)	(121)	(142)	(150)	(686)	(607)	25	14 %	79	12 %	(8)	(6)%
Policyholder interest credited	72	53	72	68	72	277	265	-	-	(12)	(4)%	4	6 %
Other	-	-	-	-	-	1	-	-	-	(1)	#	-	-
Total ending balance - contract accumulation values	$ 8,306	$ 8,165	$ 8,116	$ 8,042	$ 7,964	$ 8,306	$ 7,964	$ (342)	(4)%	$ (342)	(4)%	$ (78)	(1)%
Tax Equivalent Spread - Fixed Deferred Annuities [(1)]													
Gross rate of return on invested assets [(2)]	3.9 %	3.7 %	3.6 %	3.4 %	3.3 %	4.0 %	3.5 %	(0.6)%		(0.5)%		(0.1)%	
Crediting rate excluding capitalized interest	(3.3)%	(3.3)%	(3.3)%	(3.3)%	(3.3)%	(3.3)%	(3.3)%	-		-		-	
Tax equivalent margin spread	0.6 %	0.4 %	0.3 %	0.1 %	-	0.7 %	0.2 %	(0.6)%		(0.5)%		(0.1)%	
Total Fixed Deferred Annuities DAC													
Beginning balance	$ 53	$ 54	$ 68	$ 44	$ 52	$ 81	$ 54	$ (1)	(2)%	$ (27)	(33)%	$ 8	18 %
Capitalization	1	1	-	-	-	7	1	(1)	#	(6)	(86)%	-	-
Non adjusted operating amortization	-	(1)	1	-	-	-	-	-	-	-	-	-	-
Amortization per income statement	(3)	(3)	(2)	(2)	(3)	(16)	(10)	-	-	6	38 %	(1)	(50)%
Other	-	-	-	4	-	3	4	-	-	1	33 %	(4)	#
Total ending balance	$ 51	$ 51	$ 67	$ 46	$ 49	$ 75	$ 49	$ (2)	(4)%	$ (26)	(35)%	$ 3	7 %

(1) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(2) In the 4th quarter of 2019 through the 4th quarter of 2020, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 3.9%, 3.7%, 3.5%, 3.4% and 3.3% respectively.

Variance equal to or greater than 100%.

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Exhibit C Statistical Supplement Package (unaudited) Fourth Quarter 2020 Non-GAAP Financial Measure Reconciliations 45 of 50

Ameriprise Financial, Inc.
Non-GAAP Financial Measure Reconciliations
Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-date 2019	Year-to-date 2020
Return on Equity							
Net income (last twelve months)	$ 1,893	$ 3,534	$ 2,503	$ 1,820	$ 1,534	$ 1,893	$ 1,534
Less adjustments [1]	(297)	1,175	371	58	(236)	(297)	(236)
Adjusted operating earnings (last twelve months)	$ 2,190	$ 2,359	$ 2,132	$ 1,762	$ 1,770	$ 2,190	$ 1,770
Total Ameriprise Financial shareholders' equity (five point quarter end average)	$ 5,837	$ 6,058	$ 6,190	$ 6,197	$ 6,171	$ 5,837	$ 6,171
Less AOCI, net of tax (five point quarter end average)	122	121	194	243	301	122	301
Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average)	5,715	5,937	5,996	5,954	5,870	5,715	5,870
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	1	1	-	-	1	1	1
Adjusted operating equity (five point quarter end average)	$ 5,714	$ 5,936	$ 5,996	$ 5,954	$ 5,869	$ 5,714	$ 5,869
Return on equity excluding AOCI	33.1%	59.5%	41.7%	30.6%	26.1%	33.1%	26.1%
Adjusted operating return on equity excluding AOCI	38.3%	39.7%	35.6%	29.6%	30.2%	38.3%	30.2%
Effective Tax Rate							
Pretax income	$ 534	$ 2,351	$ (526)	$ (184)	$ 190	$ 2,232	$ 1,831
Less adjustments [2]	(324)	1,699	(1,103)	(411)	(483)	(589)	(298)
Pretax adjusted operating earnings	$ 858	$ 652	$ 577	$ 227	$ 673	$ 2,821	$ 2,129
Income tax provision	$ 71	$ 315	$ 13	$ (44)	$ 13	$ 339	$ 297
Adjusted operating income tax provision	$ 94	$ (42)	$ 244	$ 43	$ 114	$ 418	$ 359
Effective tax rate	13.2%	13.4%	-2.4%	23.5%	6.5%	15.2%	16.2%
Adjusted operating effective tax rate	14.6%	-6.4%	42.3%	18.9%	16.9%	16.0%	16.9%

(1) Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of net realized investment gains or losses, net of the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts), net of hedges and the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts (the impact on variable annuity and VUL products for the difference between assumed and updated separate account investment performance on DAC, DSIC, unearned revenue amortization, reinsurance accrual and additional insurance benefit reserves); the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; gain or loss on disposal of a business that is not considered discontinued operations; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating CIEs. After-tax is calculated using the statutory tax rate of 21%.

(2) Adjustments reflect net realized investment gains or losses, net of the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts), net of hedges and the related DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts (the impact on variable annuity and VUL products for the difference between assumed and updated separate account investment performance on DAC, DSIC, unearned revenue amortization, reinsurance accrual and additional insurance benefit reserves); the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; gain or loss on disposal of a business that is not considered discontinued operations; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating CIEs.

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Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2020

(in millions unless otherwise noted, unaudited)

	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Long-term Debt Summary					
Senior notes [(1)]	$ 3,050	$ 2,300	$ 2,800	$ 2,800	$ 2,800
Finance lease liabilities	57	54	51	47	44
Fair value of hedges, unamortized discount and debt issuance costs	(10)	(10)	(16)	(14)	(13)
Total Ameriprise Financial long-term debt	3,097	2,344	2,835	2,833	2,831
Less fair value of hedges, unamortized discount and debt issuance costs	(10)	(10)	(16)	(14)	(13)
Less finance lease liabilities	57	54	51	47	44
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities	$ 3,050	$ 2,300	$ 2,800	$ 2,800	$ 2,800
Equity Summary					
Total equity	$ 5,729	$ 6,693	$ 6,500	$ 6,067	$ 5,867
Less equity of consolidated investment entities	1	2	5	5	3
Total equity excluding CIEs	$ 5,728	$ 6,691	$ 6,495	$ 6,062	$ 5,864
Capital Summary					
Total Ameriprise Financial long-term debt	$ 3,097	$ 2,344	$ 2,835	$ 2,833	$ 2,831
Total equity	5,729	6,693	6,500	6,067	5,867
Total Ameriprise Financial capital	8,826	9,037	9,335	8,900	8,698
Less equity of consolidated investment entities	1	2	5	5	3
Less fair value of hedges, unamortized discount and debt issuance costs	(10)	(10)	(16)	(14)	(13)
Less finance lease liabilities	57	54	51	47	44
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs	$ 8,778	$ 8,991	$ 9,295	$ 8,862	$ 8,664
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital [(1)]	35.1%	25.9%	30.4%	31.8%	32.5%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs [(1)]	34.7%	25.6%	30.1%	31.6%	32.3%
Total equity	$ 5,729	$ 6,693	$ 6,500	$ 6,067	$ 5,867
AOCI	262	(295)	394	516	629
Retained earnings attributable to CIEs	1	(1)	(1)	-	5
AOCI attributable to CIEs	-	3	6	5	(2)
Total equity	$ 5,729	$ 6,693	$ 6,500	$ 6,067	$ 5,867
Less AOCI	262	(295)	394	516	629
Total equity excluding AOCI	$ 5,467	$ 6,988	$ 6,106	$ 5,551	$ 5,238
Total equity	$ 5,729	$ 6,693	$ 6,500	$ 6,067	$ 5,867
Less retained earnings attributable to CIEs	1	(1)	(1)	-	5
Less AOCI	262	(295)	394	516	629
Total equity excluding CIEs and AOCI	$ 5,466	$ 6,989	$ 6,107	$ 5,551	$ 5,233

(1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.

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Exhibit D Statistical Supplement Package (unaudited) Fourth Quarter 2020 Revenue Detail by Product 48 of 50

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Revenue From Contracts With Customers
Fourth Quarter 2020

(in millions, unaudited)	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Revenues													
Management and financial advice fees:													
Asset management fees:													
Retail	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Institutional	-	-	-	-	-	-	-	-	-	-	-	-	-
Advisory fees	839	854	797	907	953	3,156	3,511	114	14 %	355	11 %	46	5 %
Financial planning fees	97	81	86	81	100	330	348	3	3 %	18	5 %	19	23 %
Transaction and other fees	89	89	86	89	88	355	352	(1)	(1)%	(3)	(1)%	(1)	(1)%
Total management and financial advice fees	1,025	1,024	969	1,077	1,141	3,841	4,211	116	11 %	370	10 %	64	6 %
Distribution Fees:													
Mutual funds	190	184	170	186	197	726	737	7	4 %	11	2 %	11	6 %
Insurance and annuity	226	208	196	202	229	875	835	3	1 %	(40)	(5)%	27	13 %
Other products	146	156	87	91	96	680	430	(50)	(34)%	(250)	(37)%	5	5 %
Total distribution fees	562	548	453	479	522	2,281	2,002	(40)	(7)%	(279)	(12)%	43	9 %
Other revenues	43	47	47	44	44	177	182	1	2 %	5	3 %	-	-
Total revenue from contracts with customers	1,630	1,619	1,469	1,600	1,707	6,299	6,395	77	5 %	96	2 %	107	7 %
Revenue from other sources	110	101	86	77	75	436	339	(35)	(32)%	(97)	(22)%	(2)	(3)%
Total segment gross revenues	1,740	1,720	1,555	1,677	1,782	6,735	6,734	42	2 %	(1)	-	105	6 %
Banking and deposit interest expense	30	25	18	10	6	136	59	(24)	(80)%	(77)	(57)%	(4)	(40)%
Total segment net revenues	1,710	1,695	1,537	1,667	1,776	6,599	6,675	66	4 %	76	1 %	109	7 %
Less: intersegment revenues	235	222	208	219	244	924	893	9	4 %	(31)	(3)%	25	11 %
Total net revenues	$ 1,475	$ 1,473	$ 1,329	$ 1,448	$ 1,532	$ 5,675	$ 5,782	$ 57	4 %	$ 107	2 %	$ 84	6 %

49 of 50

Ameriprise Financial, Inc.
Asset Management Segment
Revenue From Contracts With Customers
Fourth Quarter 2020

(in millions, unaudited)

	4 Qtr 2019	1 Qtr 2020	2 Qtr 2020	3 Qtr 2020	4 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 4Q Diff.	Qtr Chg - 4Q %	YTD Chg - 4Q Diff.	YTD Chg - 4Q %	Seq Qtr Chg - 4Q Diff.	Seq Qtr Chg - 4Q %
Revenues													
Management and financial advice fees:													
Asset management fees:													
Retail	$ 464	$ 447	$ 417	$ 466	$ 492	$ 1,783	$ 1,822	$ 28	6 %	$ 39	2 %	$ 26	6 %
Institutional	145	85	101	122	134	495	442	(11)	(8)%	(53)	(11)%	12	10 %
Advisory fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Financial planning fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Transaction and other fees	48	47	45	47	51	189	190	3	6 %	1	1 %	4	9 %
Total management and financial advice fees	657	579	563	635	677	2,467	2,454	20	3 %	(13)	(1)%	42	7 %
Distribution Fees:													
Mutual funds	61	60	55	59	63	237	237	2	3 %	-	-	4	7 %
Insurance and annuity	44	43	41	45	45	171	174	1	2 %	3	2 %	-	-
Other products	-	-	-	-	-	-	-	-	-	-	-	-	-
Total distribution fees	105	103	96	104	108	408	411	3	3 %	3	1 %	4	4 %
Other revenues	-	1	1	-	-	4	2	-	-	(2)	(50)%	-	-
Total revenue from contracts with customers	762	683	660	739	785	2,879	2,867	23	3 %	(12)	-	46	6 %
Revenue from other sources	8	3	8	-	13	34	24	5	63 %	(10)	(29)%	13	-
Total segment gross revenues	770	686	668	739	798	2,913	2,891	28	4 %	(22)	(1)%	59	8 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Total segment net revenues	770	686	668	739	798	2,913	2,891	28	4 %	(22)	(1)%	59	8 %
Less: intersegment revenues	15	13	13	13	14	55	53	(1)	(7)%	(2)	(4)%	1	8 %
Total net revenues	$ 755	$ 673	$ 655	$ 726	$ 784	$ 2,858	$ 2,838	$ 29	4 %	$ (20)	(1)%	$ 58	8 %

50 of 50